UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Managed Accounts Trust

Semiannual Report

April 30, 2015

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Letter from the Chairman of the Board & President

Dear Shareholder:

Even though portions of the U.S. economy were resilient and the unemployment rate declined, longer-term Treasury yields moved lower during the reporting period. Against this backdrop, the overall U.S. bond market, as measured by the Barclays U.S. Aggregate Bond Index, gained 2.06% during the reporting period. Over the same period, the U.S. dollar appreciated versus most other major currencies. This was partially due to expectations that the Federal Reserve would start raising interest rates during the second half of 2015.

For the six-month reporting period ended April 30, 2015

After first expanding, the U.S. economy hit a soft patch as the reporting period progressed. Looking back, U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 5.0% annual pace during the third quarter of 2014 — its strongest growth rate since the third quarter of 2003. GDP then expanded at an annual pace of 2.2% during the fourth quarter of 2014. Decelerating growth was partially attributed to an upturn in imports and moderating federal government spending. According to the Commerce Department’s second estimate released on May 29, 2015, GDP contracted at an annual pace of 0.7% for the first quarter of 2015. This was attributed to negative contributions from exports, nonresidential fixed investment and state and local government spending. In addition, consumer spending decelerated, as it grew a modest 1.8% during the first quarter of 2015 versus 4.4% for the fourth quarter of 2014.

Federal Reserve (“Fed”) monetary policy remained accommodative during the reporting period. However, the central bank appeared to be moving closer to raising interest rates for the first time since 2006. As expected, following its meeting in October 2014, the Fed announced that it had concluded its asset purchase program. Then, at its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. Finally, at its meeting in April, the Fed said that it “…anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2 percent objective over the medium term.”

Outlook

PIMCO’s baseline view is that the U.S. is on track for solid growth in the range of 2.5% to 3% in 2015. This outlook reflects the firm’s expectation for robust consumption growth, supported by a strengthening labor market and a boost to real income from low commodity prices. However, against this positive outlook for consumption, PIMCO is weighing the potential negatives of sluggish export growth

2	PIMCO MANAGED ACCOUNTS TRUST

held back by the stronger U.S. dollar, as well as the likelihood that capital expenditure spending will be held back by a slowdown in investment in the energy sector. While PIMCO believes that headline inflation may briefly turn negative due to the year-over-year decline in oil prices, the firm expects core inflation to bottom out near current levels and to rebound later in 2015. In terms of the Fed, PIMCO believes that the central bank will likely commence a rate hike cycle later this year. That said, in PIMCO’s view, this hiking cycle will differ from previous Fed rate hike cycles both in terms of pace — slower — and in terms of the destination — lower.

Overseas, PIMCO expects low oil prices, a weak euro and European Central Bank quantitative easing to be tailwinds for the Eurozone economy, with GDP growth around 1.5% over the next 12 months. The firm believes that inflation in the Eurozone will move back up from around -0.5% currently to 1% or so in a year’s time. In Japan, PIMCO anticipates GDP growth of around 1.5% and core inflation at about 1%.

In the following pages of this PIMCO Managed Accounts Trust Semiannual Report, please find specific details regarding investment performance and a discussion of factors that most affected the performance of the series of PIMCO Managed Accounts Trust over the six-month reporting period ended April 30, 2015.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. We also invite you to visit our website at pimco.com/FISH to learn more about our views and global thought leadership.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President/Principal Executive Officer

SEMIANNUAL REPORT	APRIL 30, 2015	3

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Portfolio Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Portfolio. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The use of derivatives may subject the Portfolios to greater volatility than investments in traditional securities. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Portfolio’s net asset value. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying a derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, a Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

For purposes of applying a Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other

4	PIMCO MANAGED ACCOUNTS TRUST

instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

A Portfolio’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when invests in emerging markets. For example, if a Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market issuer.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Portfolio originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by a Portfolio and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Portfolio to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that

SEMIANNUAL REPORT	APRIL 30, 2015	5

Important Information About the Portfolios (Cont.)

even small movements can cause an investing Portfolio to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolios because the Portfolios may have to reinvest that money at the lower prevailing interest rates. A Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Portfolio will lose money. The Portfolios may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Portfolio’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Portfolios could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversesly affect the income received from such securities and the NAV of the Portfolios’ shares.

The Portfolios may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign

6	PIMCO MANAGED ACCOUNTS TRUST

nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolios could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolios to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

A Portfolio that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Portfolio that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by a Portfolio. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

The Portfolios may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, currency risk, focused-investment risk, interest rate risk, issuer-non-diversification risk, issuer risk, leveraging risk, liquidity risk, management risk, market risk, municipal project-specific risk, municipal securities risk, and turnover risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Portfolio Summary page in this Shareholder Report the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain

SEMIANNUAL REPORT	APRIL 30, 2015	7

Important Information About the Portfolios (Cont.)

distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. A Portfolio’s total annual operating expense ratios on each individual Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at NAV and assume the investment of $1,000,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

The following table discloses the commencement of operations of each Portfolio:

Portfolio Name	Commencement of Operations
Fixed Income SHares: Series C	03/17/00
Fixed Income SHares: Series M	03/17/00
Fixed Income SHares: Series R	04/15/04
Fixed Income SHares: Series TE	06/26/12
Fixed Income SHares: Series LD	12/23/13

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (844) 33-PIMCO (844-337-4626), and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Portfolios at (844) 33-PIMCO (844-337-4626). Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO MANAGED ACCOUNTS TRUST

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SEMIANNUAL REPORT	APRIL 30, 2015	9

Fixed Income SHares - Series C	FXICX

Cumulative Returns Through April 30, 2015

Allocation Breakdown†

Corporate Bonds & Notes	63.7%
Short-Term Instruments	23.4%
U.S. Treasury Obligations	4.8%
Sovereign Issues	3.8%
Mortgage-Backed Securities	1.8%
Other	2.5%

†	% of Investments, at value as of 04/30/15

Average Annual Total Return for the period ended April 30, 2015
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares - Series C	0.90%	3.53%	6.83%	10.62%	10.94%
Barclays U.S. Credit Intermediate Index	1.92%	3.57%	4.65%	5.08%	5.93%

*	Cumulative Return

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.012%.

10	PIMCO MANAGED ACCOUNTS TRUST

Portfolio Insights

»	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

»	An exposure to high yield corporate bonds contributed to performance as the sector outperformed like-duration Treasuries, as measured by the Barclays U.S. Corporate High Yield Index.

»

An overall underweight to investment grade corporate bonds benefited performance as the sector underperformed like-duration Treasuries during the reporting period, as measured by the Barclays U.S. Credit Index.

»	Currency positioning was positive for performance. In particular, shorts to the Japanese yen and euro contributed to performance as both currencies weakened against the U.S. dollar.

»	An overall underweight to duration was negative for performance as yields fell across the majority of the yield curve during the reporting period.

»

U.S. yield curve positioning was also a negative for returns. Specifically, short positions in the belly and the long ends of the curve detracted from results, as 10- and 30-year Treasury yields fell 30 basis points and 32 basis points, respectively, during the reporting period.

»	An allocation to Mexican inflation-linked bonds detracted from returns.

»	An allocation to emerging market quasi-sovereign external debt was negative for performance, particularly Russian and Venezuelan debt.

SEMIANNUAL REPORT	APRIL 30, 2015	11

Fixed Income SHares - Series LD	FXIDX

Cumulative Returns Through April 30, 2015

Allocation Breakdown†

Corporate Bonds & Notes	61.3%
Mortgage-Backed Securities	17.0%
Asset-Backed Securities	14.4%
Sovereign Issues	3.1%
Short-Term Instruments	2.7%
Other	1.5%

†	% of Investments, at value as of 04/30/15

Average Annual Total Return for the period ended April 30, 2015
	6 Month*	1 Year	Commencement of Operations (12/20/13)
Fixed Income SHares - Series LD	1.67%	3.71%	4.25%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.47%	0.92%	0.87%

*	Cumulative Return

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.102%.

12	PIMCO MANAGED ACCOUNTS TRUST

Portfolio Insights

»	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

»	An allocation to non-agency mortgage-backed securities was positive for performance. These securities continued to rise in price given strong investor demand amid an improving housing market.

»	Security selection within U.S. corporate bonds, both high yield and investment grade, benefited performance.

»	Currency positioning benefited performance, specifically shorts to the euro and Japanese yen, as both currencies depreciated against the U.S. dollar.

»	Exposure to Australian rates contributed to performance as their yields fell across the curve.

»

An overall underweight to duration hurt performance as yields fell over much of the yield curve over the reporting period, as 10- and 30-year Treasury yields fell 30 basis points and 32 basis points, respectively, during the reporting period.

»	A short to U.K. rates detracted from performance as rates fell.

SEMIANNUAL REPORT	APRIL 30, 2015	13

Fixed Income SHares - Series M	FXIMX

Cumulative Returns Through April 30, 2015

Allocation Breakdown†

Corporate Bonds & Notes	29.1%
U.S. Government Agencies	23.5%
Municipal Bonds & Notes	13.9%
U.S. Treasury Obligations	12.2%
Mortgage-Backed Securities	10.0%
Asset-Backed Securities	7.8%
Short-Term Instruments	3.2%
Other	0.3%

†	% of Investments, at value as of 04/30/15

Average Annual Total Return for the period ended April 30, 2015
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares - Series M	2.23%	4.97%	6.75%	6.56%	8.06%
Barclays U.S. MBS Fixed-Rate Index	1.93%	4.64%	3.56%	4.80%	5.51%

*	Cumulative Return

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.042%.

14	PIMCO MANAGED ACCOUNTS TRUST

Portfolio Insights

»	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

»	An overall overweight to duration contributed to performance, as 10- and 30-year Treasury yields fell 30 basis points and 32 basis points, respectively, during the reporting period.

»	Exposure to both high yield and investment grade corporate bonds benefited absolute results as both sectors posted positive returns.

»	An allocation to non-agency mortgage-backed securities contributed to performance.

»	Peripheral European rate exposure, specifically in Italy, was positive for performance as rates fell with the introduction of the European Central Bank’s quantitative easing program.

»	A long to the euro over most of the reporting period detracted from performance as the currency weakened versus the U.S. dollar.

»	An allocation to emerging market quasi-sovereign external debt was negative for performance, particularly energy-related bonds as oil prices fell.

»	An allocation to Brazilian local debt was negative to performance.

SEMIANNUAL REPORT	APRIL 30, 2015	15

Fixed Income SHares - Series R	FXIRX

Cumulative Returns Through April 30, 2015

Allocation Breakdown†

U.S. Treasury Obligations	59.0%
Sovereign Issues	21.5%
Corporate Bonds & Notes	9.7%
U.S. Government Agencies	3.4%
Short-Term Instruments	0.8%
Other	5.6%

†	% of Investments, at value as of 04/30/15

Average Annual Total Return for the period ended April 30, 2015
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares - Series R	-0.42%	1.64%	6.92%	7.01%	7.25%
Barclays U.S. TIPS Index	1.28%	2.48%	3.95%	4.43%	4.94%

*	Cumulative Return

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.072%.

16	PIMCO MANAGED ACCOUNTS TRUST

Portfolio Insights

»	The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

»	A short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as yields generally fell in the U.S. over the reporting period.

»	Exposure to nominal interest rates in Spain benefited relative performance as yields in the country declined over the reporting period.

»	Short exposures to the euro and Japanese yen benefited relative performance as these currencies weakened relative to the U.S. dollar.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as they generated positive returns over the reporting period.

»	A short exposure to longer-maturity nominal European interest rates detracted from relative performance as yields fell in Europe over the reporting period.

»	Exposure to local emerging market duration, particularly to nominal Brazilian bonds and Mexican inflation-linked bonds, detracted from performance.

SEMIANNUAL REPORT	APRIL 30, 2015	17

Fixed Income SHares - Series TE	FXIEX

Cumulative Returns Through April 30, 2015

Allocation Breakdown†

New York	11.8%
Ohio	11.6%
California	11.2%
Texas	10.5%
Virginia	6.5%
North Carolina	6.4%
Arizona	5.5%
Other	36.5%

†	% of Investments, at value as of 04/30/15

Average Annual Total Return for the period ended April 30, 2015
	6 Month*	1 Year	Commencement of Operations (06/25/12)
Fixed Income SHares - Series TE	-0.50%	1.45%	1.29%
Barclays 1-Year Municipal Bond Index	0.23%	0.52%	0.68%

*	Cumulative Return

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.002%.

18	PIMCO MANAGED ACCOUNTS TRUST

Portfolio Insights

»	The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

»	An overweight to revenue-backed bonds contributed to results as they outperformed the broader municipal market.

»	An overweight to the industrial revenue sector was beneficial to returns as the sector outperformed the general municipal market and credit spreads compressed during the reporting period.

»	An overweight to duration detracted from performance as municipal yields moved higher across the curve during the reporting period.

»	A short exposure to 30-year nominal Treasuries was negative for performance, as 30-year Treasury yields fell 32 basis points during the reporting period.

SEMIANNUAL REPORT	APRIL 30, 2015	19

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from November 1, 2014 to April 30, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (11/01/14)	Ending Account Value (04/30/15)	Expenses Paid During Period *	Beginning Account Value (11/01/14)	Ending Account Value (04/30/15)	Expenses Paid During Period *	Net Annualized Expense Ratio
Series C	$1,000.00	$1,009.00	$0.20	$1,000.00	$1,024.60	$0.20	0.040%
Series LD	1,000.00	1,016.70	0.90	1,000.00	1,023.90	0.90	0.180
Series M	1,000.00	1,022.30	0.30	1,000.00	1,024.50	0.30	0.060
Series R	1,000.00	995.80	0.64	1,000.00	1,024.15	0.65	0.130
Series TE	1,000.00	995.00	0.00	1,000.00	1,024.79	0.00	0.000

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

20	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index	Description

Barclays U.S. Credit Intermediate Index	The Barclays U.S. Credit Intermediate Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes with intermediate maturities ranging from 1 to 10 years. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index. Securities must also meet specific liquidity and quality requirements.

Barclays U.S. MBS Fixed-Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays 1-Year Municipal Bond Index	Barclays 1-Year Municipal Bond Index is is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. It is not possible to invest directly in an index.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	APRIL 30, 2015	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Series C
11/01/2014 - 04/30/2015+	$12.29	$0.28	$(0.18)	$0.10	$(0.28)	$(0.58)
10/31/2014	13.11	0.51	0.05	0.56	(0.55)	(0.83)
10/31/2013	13.75	0.60	(0.24)	0.36	(0.90)	(0.10)
10/31/2012	12.71	0.65	1.06	1.71	(0.67)	0.00
10/31/2011	14.05	0.78	(0.46)	0.32	(1.25)	(0.41)
10/31/2010	13.83	0.75	1.93	2.68	(1.67)	(0.79)

Series LD
11/01/2014 - 04/30/2015+	$10.20	$0.11	$0.06	$0.17	$(0.23)	$(0.11)
12/23/2013 - 10/31/2014	10.00	0.19	0.22	0.41	(0.21)	0.00

Series M
11/01/2014 - 04/30/2015+	$10.78	$0.24	$(0.01)	$0.23	$(0.27)	$(0.27)
10/31/2014	10.86	0.43	0.07	0.50	(0.40)	(0.18)
10/31/2013	11.22	0.34	(0.23)	0.11	(0.47)	0.00
10/31/2012	10.51	0.41	0.84	1.25	(0.54)	0.00
10/31/2011	10.94	0.48	(0.29)	0.19	(0.49)	(0.13)
10/31/2010	9.90	0.47	1.25	1.72	(0.68)	0.00

Series R
11/01/2014 - 04/30/2015+	$10.47	$0.00	$(0.05)	$(0.05)	$(0.46)	$0.00
10/31/2014	10.52	0.37	0.01	0.38	(0.18)	(0.25)
10/31/2013	11.93	0.19	(0.69)	(0.50)	(0.23)	(0.68)
10/31/2012	11.97	0.31	1.10	1.41	(0.40)	(1.05)
10/31/2011	12.13	0.40	0.85	1.25	(0.43)	(0.98)
10/31/2010	10.83	0.33	1.54	1.87	(0.52)	(0.05)

Series TE
11/01/2014 - 04/30/2015+	$9.90	$0.13	$(0.18)	$(0.05)	$(0.12)	$0.00
10/31/2014	9.64	0.26	0.24	0.50	(0.24)	0.00
10/31/2013	9.99	0.22	(0.35)	(0.13)	(0.22)	0.00
06/26/2012 - 10/31/2012	10.00	0.05	(0.01)	0.04	(0.05)	0.00

+	Unaudited
*	Annualized
†	Less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges.
(c)

Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Series and the Investment Manager. Participants in these programs pay a “wrap” fee to the sponsor of the program.

22	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return (b)	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets (c)		Ratio of Expenses to Average Net Assets Excluding Interest Expense (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(0.86)	$11.53	0.90%	$1,843,445	0.04	%*	0.00%		4.77	%*	24%
(1.38)	12.29	4.72	2,353,773	0.01		0.00		4.11		82
(1.00)	13.11	2.72	3,261,050	0.00	†	0.00	†	4.65		149
(0.67)	13.75	13.79	4,018,843	0.00	†	0.00		4.87		83
(1.66)	12.71	2.75	3,680,966	0.00	†	0.00		5.72		178
(2.46)	14.05	22.40	3,345,203	0.00	†	0.00		5.70		164

$(0.34)	$10.03	1.67%	$20,956	0.18	%*	0.00%		2.16	%*	621%
(0.21)	10.20	4.08	9,070	0.10	*	0.00		2.15	*	8,278

$(0.54)	$10.47	2.23%	$1,850,849	0.06	%*	0.00	†%	4.63	%*	232%
(0.58)	10.78	4.78	2,332,201	0.04		0.00		4.01		587
(0.47)	10.86	0.97	2,996,930	0.00	†	0.00	†	3.25		448
(0.54)	11.22	12.23	3,988,009	0.00	†	0.00		3.78		516
(0.62)	10.51	1.95	3,643,832	0.00	†	0.00		4.57		514
(0.68)	10.94	18.22	3,351,404	0.01		0.00		4.67		482

$(0.46)	$9.96	(0.42)%	$193,693	0.13	%*	0.00%		(0.93	)%*	51%
(0.43)	10.47	3.82	215,671	0.07		0.00		3.55		88
(0.91)	10.52	(4.78)	350,159	0.04		0.00	†	2.06		69
(1.45)	11.93	13.26	602,719	0.02		0.00		2.67		264
(1.41)	11.97	12.23	492,949	0.00	†	0.00		3.62		805
(0.57)	12.13	17.94	403,376	0.00	†	0.00		2.90		495

$(0.12)	$9.73	(0.50)%	$93,384	0.00	%*	0.00%		2.76	%*	4%
(0.24)	9.90	5.27	95,841	0.00		0.00		2.67		8
(0.22)	9.64	(1.40)	65,594	0.00	†	0.00		2.19		18
(0.05)	9.99	0.43	9,450	0.00	*	0.00		1.71	*	30

SEMIANNUAL REPORT	APRIL 30, 2015	23

Statements of Assets and Liabilities PIMCO Fixed Income SHares

(Amounts in thousands†, except per share amounts)	Series C	Series LD
Assets:
Investments, at value
Investments in securities*	$1,841,349	$24,075
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,548	11
Over the counter	43,148	35
Cash	270	246
Deposits with counterparty	10,969	162
Foreign currency, at value	1,445	13
Receivable for investments sold	290,864	221
Receivable for Portfolio shares sold	338	0
Interest receivable	18,412	139
Other assets	163	0
	2,208,506	24,902

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$4,992	$1,825
Payable for sale-buyback transactions	282,462	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	753	52
Over the counter	39,633	101
Payable for investments purchased	7,342	1,936
Deposits from counterparty	22,571	0
Payable for Portfolio shares redeemed	1,754	0
Dividends payable	5,554	32
Overdraft due to custodian	0	0
Other liabilities	0	0
	365,061	3,946

Net Assets	$1,843,445	$20,956

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$160	$2
Paid in capital	1,861,947	20,988
Undistributed (overdistributed) net investment income	(28,788)	(94)
Accumulated undistributed net realized gain (loss)	(10,162)	299
Net unrealized appreciation (depreciation)	20,288	(239)
	$1,843,445	$20,956

Shares Issued and Outstanding	159,872	2,090

Net Asset Value, Offering Price and Redemption Price Per Share	$11.53	$10.03

Cost of Investments in securities	$1,805,726	$23,975

Cost of Foreign Currency Held	$1,408	$12

Cost or Premiums of Financial Derivative Instruments, net	$441	$(57)

* Includes repurchase agreements of:	$355,077	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

April 30, 2015 (Unaudited)

Series M	Series R	Series TE

$2,668,240	$276,868	$92,791

1,045	1,083	54
7,806	3,627	0
0	0	559
7,491	3,725	1,135
5,881	860	0
549,267	5,454	0
427	40	84
24,441	1,223	1,172
83	0	0
3,264,681	292,880	95,795

$196,641	$0	$0
176,590	80,713	0

5,076	315	0
20,488	10,370	0
998,672	6,642	2,213
7,720	1,105	0
1,745	27	0
6,471	0	198
429	2	0
0	13	0
1,413,832	99,187	2,411

$1,850,849	$193,693	$93,384

$177	$19	$10
1,782,924	224,173	94,489
355	(3,406)	195
26,125	(21,485)	(2,176)
41,268	(5,608)	866
$1,850,849	$193,693	$93,384

176,802	19,453	9,600

$10.47	$9.96	$9.73

$2,613,640	$278,645	$89,900

$5,741	$857	$0

$(10,307)	$(696)	$0

$64,236	$265	$0

SEMIANNUAL REPORT	APRIL 30, 2015	25

Statements of Operations PIMCO Fixed Income SHares

Six Months Ended April 30, 2015 (Unaudited)
(Amounts in thousands†)	Series C	Series LD

Investment Income:
Interest	$47,881	$113
Total Income (Loss)	47,881	113

Expenses:
Interest expense	385	8
Miscellaneous expense	0	0
Total Expenses	385	8

Net Investment Income (Loss)	47,496	105

Net Realized Gain (Loss):
Investments in securities	(118,887)	71
Exchange-traded or centrally cleared financial derivative instruments	(53,792)	193
Over the counter financial derivative instruments	118,043	35
Foreign currency	33,742	(2)
Net Realized Gain (Loss)	(20,894)	297

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(9,226)	55
Exchange-traded or centrally cleared financial derivative instruments	15,169	(258)
Over the counter financial derivative instruments	(30,840)	(78)
Foreign currency assets and liabilities	14,267	(4)
Net Change in Unrealized Appreciation (Depreciation)	(10,630)	(285)
Net Gain (Loss)	(31,524)	12

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,972	$117

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$46,883	$(782)	$1,295
46,883	(782)	1,295

600	133	0
2	0	0
602	133	0

46,281	(915)	1,295

1,700	(5,715)	12
10,662	(6,561)	(1,231)
4,269	11,286	0
7,811	(582)	0
24,442	(1,572)	(1,219)

(19,556)	4,572	(119)
(9,143)	2,325	(497)
(1,121)	(5,480)	0
1,967	107	0
(27,853)	1,524	(616)
(3,411)	(48)	(1,835)

$42,870	$(963)	$(540)

SEMIANNUAL REPORT	APRIL 30, 2015	27

Statements of Changes in Net Assets PIMCO Fixed Income SHares

	Series C		Series LD
(Amounts in thousands†)	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Period from December 23, 2013 to October 31, 2014
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$47,496	$123,024	$105	$142
Net realized gain (loss)	(20,894)	110,056	297	124
Net change in unrealized appreciation (depreciation)	(10,630)	(99,785)	(285)	46
Net increase (decrease) in net assets resulting from operations	15,972	133,295	117	312

Distributions to Shareholders:
From net investment income	(47,577)	(132,768)	(206)	(166)
From net realized capital gains	(98,083)	(205,508)	(92)	0

Total Distributions	(145,660)	(338,276)	(298)	(166)

Portfolio Share Transactions:
Receipts for shares sold	276,539	829,579	13,245	11,062
Cost of shares redeemed	(657,179)	(1,531,875)	(1,178)	(2,138)
Net increase (decrease) resulting from Portfolio share transactions	(380,640)	(702,296)	12,067	8,924

Total Increase (Decrease) in Net Assets	(510,328)	(907,277)	11,886	9,070

Net Assets:
Beginning of period	2,353,773	3,261,050	9,070	0
End of period*	$1,843,445	$2,353,773	$20,956	$9,070

* Including undistributed (overdistributed) net investment income of:	$(28,788)	$(28,707)	$(94)	$7

Shares of Beneficial Interest:
Shares Sold	23,879	66,880	1,319	1,099
Shares Redeemed	(55,514)	(124,067)	(118)	(210)
Net increase (decrease) in shares outstanding	(31,635)	(57,187)	1,201	889

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

$46,281	$116,200	$(915)	$9,273	$1,295	$2,301
24,442	59,330	(1,572)	5,291	(1,219)	(991)
(27,853)	(40,221)	1,524	(5,969)	(616)	3,174
42,870	135,309	(963)	8,595	(540)	4,484

(51,000)	(105,630)	(8,870)	(4,386)	(1,166)	(2,105)
(52,800)	(50,578)	0	(7,339)	0	0

(103,800)	(156,208)	(8,870)	(11,725)	(1,166)	(2,105)

196,826	781,102	21,869	40,368	10,530	44,664
(617,248)	(1,424,932)	(34,014)	(171,726)	(11,281)	(16,796)

(420,422)	(643,830)	(12,145)	(131,358)	(751)	27,868

(481,352)	(664,729)	(21,978)	(134,488)	(2,457)	30,247

2,332,201	2,996,930	215,671	350,159	95,841	65,594
$1,850,849	$2,332,201	$193,693	$215,671	$93,384	$95,841

$355	$5,074	$(3,406)	$6,379	$195	$66

18,710	72,731	2,213	3,921	1,075	4,601
(58,184)	(132,447)	(3,358)	(16,606)	(1,152)	(1,729)
(39,474)	(59,716)	(1,145)	(12,685)	(77)	2,872

SEMIANNUAL REPORT	APRIL 30, 2015	29

Statements of Cash Flows PIMCO Fixed Income SHares

Six Months Ended April 30, 2015 (Unaudited) (Amounts in thousands†)	Series C	Series LD	Series R
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$15,972	$117	$(963)

Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term securities	(484,735)	(97,636)	(137,726)
Proceeds from sales of long-term securities	1,315,824	87,369	169,427
(Purchases) Proceeds from sales of short-term portfolio investments, net	(152,506)	(720)	34,311
(Increase) in deposits with counterparty	(9,028)	(117)	(2,116)
(Increase) decrease in receivable for investments sold	(236,064)	(69)	6,642
(Increase) decrease in interest receivable	15,879	(40)	439
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(39,691)	(20)	(5,058)
Decrease in over the counter financial derivative instruments	118,149	27	10,942
Increase in payable for investments purchased	7,120	1,821	6,642
Increase (decrease) in deposits from counterparty	5,390	0	(187)
Proceeds from (Payments on) currency transactions	48,009	(6)	(475)
Net Realized (Gain) Loss
Investments in securities	118,887	(71)	5,715
Exchange-traded or centrally cleared financial derivative instruments	53,792	(193)	6,561
Over the counter financial derivative instruments	(118,043)	(35)	(11,286)
Foreign currency	(33,742)	2	582
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	9,226	(55)	(4,572)
Exchange-traded or centrally cleared financial derivative instruments	(15,169)	258	(2,325)
Over the counter financial derivative instruments	30,840	78	5,480
Foreign currency assets and liabilities	(14,267)	4	(107)
Net amortization (accretion) on investments	5,991	72	457
Net cash provided by (used for) operating activities	641,834	(9,214)	82,383

Cash flows received from (used for) financing activities:
Proceeds from shares sold	276,504	13,245	21,895
Payments on shares redeemed	(11,945)	(1,178)	(34,136)
Increase (decrease) in overdraft due to custodian	(13)	0	2
Cash dividend paid*	(807,736)	(294)	(8,950)
Proceeds from reverse repurchase agreements	159,072	26,439	0
Payments on reverse repurchase agreements	(377,855)	(29,015)	(11,349)
Proceeds from sale-buyback transactions	596,756	28,779	626,599
Payments on sale-buyback transactions	(476,641)	(28,779)	(677,268)
Proceeds from deposits from counterparty	181,190	0	12,618
Payments on deposits from counterparty	(182,154)	0	(11,954)
Net cash received from (used for) financing activities	(642,822)	9,197	(82,543)

Net (Decrease) in Cash and Foreign Currency	(988)	(17)	(160)

Cash and Foreign Currency:
Beginning of period	2,703	276	1,020
End of period	$1,715	$259	$860

* Reinvestment of distributions	$(657,179)	$0	$0

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$733	$9	$37

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series C

(Unaudited)

April 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

BANK LOAN OBLIGATIONS 0.7%
CSC Holdings, Inc.
2.678% due 04/17/2020		$2,982	$2,980
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		6,700	6,747
NRG Energy, Inc.
2.750% due 07/02/2018		2,952	2,948

Total Bank Loan Obligations (Cost $12,569)			12,675

CORPORATE BONDS & NOTES 63.7%

BANKING & FINANCE 38.3%
Ally Financial, Inc.
4.625% due 06/26/2015		800	803
6.250% due 12/01/2017		300	322
8.000% due 03/15/2020		2,136	2,537
American International Group, Inc.
4.875% due 06/01/2022		3,000	3,387
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	8,700	10,010
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$4,250	4,338
4.625% due 02/13/2017		11,375	11,887
Bank of America Corp.
4.000% due 04/01/2024		500	525
4.100% due 07/24/2023		5,600	5,903
5.000% due 05/13/2021		300	337
5.625% due 07/01/2020		14,600	16,740
6.400% due 08/28/2017		14,750	16,307
6.875% due 04/25/2018		41,255	47,174
Barclays Bank PLC
7.625% due 11/21/2022		1,200	1,408
7.750% due 04/10/2023		2,400	2,667
Bear Stearns Cos. LLC
7.250% due 02/01/2018		17,265	19,799
Blackstone CQP Holdco LP
9.296% due 03/18/2019		10,584	10,942
BPCE S.A.
4.500% due 03/15/2025		27,400	27,691
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	1,000	1,145
CIT Group, Inc.
3.875% due 02/19/2019		$900	894
4.250% due 08/15/2017		1,000	1,020
Citigroup, Inc.
6.125% due 11/21/2017		11,500	12,766
Credit Agricole S.A.
8.125% due 09/19/2033		200	227

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$9,790	$10,390
Ford Motor Credit Co. LLC
5.750% due 02/01/2021		15,000	17,346
5.875% due 08/02/2021		600	702
8.000% due 12/15/2016		7,900	8,726
8.125% due 01/15/2020		27,305	33,983
General Motors Financial Co., Inc.
3.000% due 09/25/2017		17,000	17,402
4.250% due 05/15/2023		21,570	22,318
Goldman Sachs Group, Inc.
4.000% due 03/03/2024		16,700	17,503
6.150% due 04/01/2018		15,200	17,032
HBOS PLC
6.750% due 05/21/2018		25,300	28,352
Heta Asset Resolution AG
2.750% due 05/31/2016 ^	CHF	200	127
4.250% due 10/31/2016 ^	EUR	600	396
4.375% due 01/24/2017 ^		600	396
HSBC Holdings PLC
6.375% due 09/17/2024 (c)		$1,200	1,242
International Lease Finance Corp.
5.875% due 04/01/2019		1,400	1,526
6.750% due 09/01/2016		4,000	4,240
7.125% due 09/01/2018		3,000	3,405
JPMorgan Chase & Co.
6.125% due 04/30/2024 (c)		4,200	4,402
7.900% due 04/30/2018 (c)		30,900	32,986
LBG Capital PLC
9.000% due 12/15/2019	GBP	2,331	3,685
15.000% due 12/21/2019	EUR	4,380	7,365
15.000% due 12/21/2019	GBP	900	1,962
Lloyds Bank PLC
9.875% due 12/16/2021		$177	199
11.875% due 12/16/2021	EUR	1,448	1,909
12.000% due 12/16/2024 (c)		$29,300	42,119
13.000% due 12/19/2021	AUD	200	183
Lloyds Banking Group PLC
7.500% due 06/27/2024 (c)		$3,604	3,856
MetLife Capital Trust
7.875% due 12/15/2067		600	798
Morgan Stanley
5.500% due 07/28/2021		9,500	10,968
5.750% due 01/25/2021		100	116
5.950% due 12/28/2017		900	997
6.625% due 04/01/2018		3,700	4,194
Navient Corp.
5.500% due 01/15/2019		1,500	1,529
6.250% due 01/25/2016		11,204	11,554
7.250% due 01/25/2022		17,700	18,806
8.000% due 03/25/2020		1,100	1,228

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	31

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.450% due 06/15/2018		$20,455	$22,873
Preferred Term Securities Ltd.
0.821% due 03/24/2034		322	261
Qatari Diar Finance Co.
5.000% due 07/21/2020		1,500	1,702
Rabobank Group
4.750% due 01/15/2020		36,900	41,299
8.375% due 07/26/2016 (c)		25,653	27,256
8.400% due 06/29/2017 (c)		4,240	4,675
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (c)		5,000	6,400
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		5,880	5,829
Springleaf Finance Corp.
5.400% due 12/01/2015		100	102
6.900% due 12/15/2017		14,000	14,910
UBS AG
4.750% due 02/12/2026	EUR	400	498
7.250% due 02/22/2022		$200	215
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	9,360	15,127
Wells Fargo & Co.
3.450% due 02/13/2023		$4,700	4,796
7.980% due 03/15/2018 (c)		19,217	21,307
Weyerhaeuser Co.
7.375% due 10/01/2019		5,000	5,971

			705,992

INDUSTRIALS 15.5%
Alliance Data Systems Corp.
5.250% due 12/01/2017		12,750	13,324
America Movil S.A.B. de C.V.
5.000% due 03/30/2020		17,000	19,227
6.125% due 03/30/2040		5,530	6,826
Amgen, Inc.
5.700% due 02/01/2019		1,700	1,930
Anglo American Capital PLC
4.125% due 09/27/2022		12,800	12,888
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		2,800	1,736
Canadian Oil Sands Ltd.
7.750% due 05/15/2019		10,400	11,395
CSC Holdings LLC
7.625% due 07/15/2018		7,850	8,890
7.875% due 02/15/2018		810	917
8.625% due 02/15/2019		7,500	8,738
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020		339	363
6.200% due 01/02/2020		309	340

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISH DBS Corp.
5.000% due 03/15/2023		$14,842	$14,210
5.875% due 07/15/2022		300	303
7.125% due 02/01/2016		4,200	4,352
Energy Transfer Partners LP
6.125% due 02/15/2017		2,100	2,261
9.700% due 03/15/2019		300	376
Georgia-Pacific LLC
5.400% due 11/01/2020		9,300	10,578
Gerdau Trade, Inc.
5.750% due 01/30/2021		800	838
Glencore Finance Canada Ltd.
5.800% due 11/15/2016		7,400	7,849
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		5,000	4,538
GTL Trade Finance, Inc.
5.893% due 04/29/2024		13,189	13,387
Hospira, Inc.
6.050% due 03/30/2017		1,700	1,845
Kern River Funding Corp.
4.893% due 04/30/2018		589	625
Kinder Morgan Energy Partners LP
3.950% due 09/01/2022		1,000	1,016
6.000% due 02/01/2017		5,800	6,232
Kinder Morgan, Inc.
3.050% due 12/01/2019		600	607
4.300% due 06/01/2025		1,100	1,118
7.000% due 06/15/2017		1,789	1,964
7.250% due 06/01/2018		13,900	15,828
NBCUniversal Media LLC
4.375% due 04/01/2021		15,600	17,331
Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023		1,129	1,321
7.150% due 04/01/2021		26,663	27,996
Northwest Pipeline LLC
7.000% due 06/15/2016		1,700	1,817
Numericable SFR S.A.S.
5.375% due 05/15/2022	EUR	700	823
Petrofac Ltd.
3.400% due 10/10/2018		$1,200	1,179
Petroleos de Venezuela S.A.
5.250% due 04/12/2017		14,000	8,259
5.500% due 04/12/2037		12,300	5,043
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		4,300	4,128
Reynolds American, Inc.
7.750% due 06/01/2018		6,030	7,034
Rockies Express Pipeline LLC
5.625% due 04/15/2020		100	106
SCF Capital Ltd.
5.375% due 10/27/2017		1,100	1,040

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017	$500	$516
Sibur Securities Ltd.
3.914% due 01/31/2018	4,400	4,070
Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017	1,950	2,150
TransCanada PipeLines Ltd.
3.800% due 10/01/2020	1,100	1,180
Tullow Oil PLC
6.000% due 11/01/2020	3,900	3,608
UAL Pass-Through Trust
9.750% due 07/15/2018	1,235	1,355
10.400% due 05/01/2018	1,292	1,408
USG Corp.
9.750% due 01/15/2018	2,407	2,798
Vale Overseas Ltd.
4.375% due 01/11/2022 (e)	2,590	2,514
8.250% due 01/17/2034	1,000	1,155
Wal-Mart Stores, Inc.
3.300% due 04/22/2024	12,500	13,183

		284,515

UTILITIES 9.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	700	762
FirstEnergy Corp.
2.750% due 03/15/2018	2,000	2,045
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,300	1,314
8.146% due 04/11/2018	6,200	6,604
Intergas Finance BV
6.375% due 05/14/2017	3,700	3,857
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016	9,200	9,491
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016	1,000	1,013
NRG Energy, Inc.
7.625% due 01/15/2018	6,100	6,771
Petrobras Global Finance BV
7.875% due 03/15/2019	17,500	19,084
Petroleos Mexicanos
5.500% due 01/21/2021	18,700	20,617
8.000% due 05/03/2019	7,500	9,007
Qtel International Finance Ltd.
5.000% due 10/19/2025	11,800	13,166
Qwest Corp.
6.500% due 06/01/2017	1,250	1,360
Rosneft Finance S.A.
6.625% due 03/20/2017	5,650	5,705
7.500% due 07/18/2016	3,800	3,905

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 03/13/2018		$3,700	$3,786
Rosneft Oil Co. Via Rosneft International Finance Ltd.
3.149% due 03/06/2017 (e)		4,500	4,286
Sprint Communications, Inc.
7.000% due 08/15/2020		1,000	1,018
TECO Finance, Inc.
6.572% due 11/01/2017		983	1,101
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	128,300	8,619
Verizon Communications, Inc.
2.625% due 02/21/2020		$31,307	31,779
3.500% due 11/01/2021		600	626
4.500% due 09/15/2020		24,500	26,839
W3A Funding Corp.
8.090% due 01/02/2017		33	33

			182,788

Total Corporate Bonds & Notes (Cost $1,128,591)			1,173,295

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.6%
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033		5,950	7,909
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027		3,000	3,529

			11,438

NEW YORK 0.2%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.525% due 11/01/2022		800	897
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033		1,600	1,874

			2,771

Total Municipal Bonds & Notes (Cost $11,292)			14,209

U.S. GOVERNMENT AGENCIES 0.0%
Fannie Mae
1.950% due 08/25/2018		1	1
4.095% due 04/01/2017		1	1
4.500% due 08/01/2039 - 11/01/2041		543	596

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	33

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
1.875% due 12/01/2018		$5	$5
6.500% due 01/01/2038 - 10/01/2038		119	136
Ginnie Mae
1.625% due 01/20/2022		7	7

Total U.S. Government Agencies (Cost $707)			746

U.S. TREASURY OBLIGATIONS 4.8%
U.S. Treasury Bonds
4.375% due 11/15/2039 (i)		49,900	65,046
U.S. Treasury Inflation Protected Securities (b)
0.250% due 01/15/2025 (g)		11,692	11,861
U.S. Treasury Notes
1.500% due 02/28/2019 (g)(i)		12,030	12,172

Total U.S. Treasury Obligations (Cost $89,418)			89,079

MORTGAGE-BACKED SECURITIES 1.9%
Banc of America Commercial Mortgage Trust
5.889% due 07/10/2044		4,080	4,242
Banc of America Funding Trust
2.946% due 01/20/2047 ^		113	96
BCAP LLC Trust
0.344% due 09/26/2035		612	606
Bear Stearns Adjustable Rate Mortgage Trust
2.466% due 10/25/2033		71	72
2.482% due 05/25/2034		51	47
2.515% due 03/25/2035		153	153
Bear Stearns ALT-A Trust
2.671% due 02/25/2036 ^		999	779
Bear Stearns Commercial Mortgage Securities Trust
5.540% due 09/11/2041		1,450	1,511
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		320	322
2.280% due 09/25/2035		297	299
Cordusio RMBS SRL
0.161% due 06/30/2035	EUR	137	152
Countrywide Alternative Loan Trust
0.381% due 05/25/2036		$83	68
Countrywide Home Loan Mortgage Pass-Through Trust
0.501% due 03/25/2035		223	171
2.593% due 08/25/2034		43	38
Credit Suisse First Boston Mortgage Securities Corp.
2.263% due 07/25/2033		12	12
Downey Savings & Loan Association Mortgage Loan Trust
0.441% due 08/19/2045		1,584	1,426

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.472% due 07/19/2044	$901	$900
Greenpoint Mortgage Funding Trust
0.411% due 06/25/2045	2,668	2,317
Greenpoint Mortgage Pass-Through Certificates
2.784% due 10/25/2033	9	8
GSR Mortgage Loan Trust
1.860% due 03/25/2033	49	48
2.675% due 09/25/2035	1,112	1,108
2.677% due 09/25/2035	491	493
HarborView Mortgage Loan Trust
0.371% due 01/19/2038	227	194
0.521% due 06/20/2035	385	366
2.503% due 05/19/2033	123	122
HomeBanc Mortgage Trust
0.441% due 01/25/2036	2,297	1,996
5.115% due 04/25/2037 ^	240	197
JPMorgan Mortgage Trust
1.990% due 11/25/2033	65	65
2.538% due 02/25/2035	59	59
2.557% due 07/25/2035	863	879
4.921% due 07/25/2035	630	625
Ocwen Residential MBS Corp.
7.000% due 10/25/2040 ^	27	0
RBSSP Resecuritization Trust
0.461% due 05/26/2037	355	351
0.682% due 09/26/2034	4,178	3,925
0.682% due 03/26/2036	2,791	2,741
0.682% due 04/26/2037	3,438	3,228
Residential Accredit Loans, Inc. Trust
0.391% due 04/25/2046	1,211	645
Structured Adjustable Rate Mortgage Loan Trust
2.550% due 02/25/2034	96	97
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.250% due 09/25/2034	477	482
WaMu Mortgage Pass-Through Certificates Trust
0.491% due 01/25/2045	156	146
0.921% due 11/25/2034	1,655	1,578
1.137% due 02/25/2046	968	899
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 03/25/2036	529	510

Total Mortgage-Backed Securities (Cost $32,552)		33,973

ASSET-BACKED SECURITIES 0.9%
Ameriquest Mortgage Securities Trust
0.571% due 03/25/2036	100	86
Bear Stearns Asset-Backed Securities Trust
0.381% due 12/25/2036	1,614	1,514
0.584% due 12/25/2035	1,000	972
1.181% due 10/25/2037	443	417

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BNC Mortgage Loan Trust
0.281% due 05/25/2037		$929	$893
Conseco Financial Corp.
6.220% due 03/01/2030		172	183
6.530% due 02/01/2031		3,106	3,145
First Franklin Mortgage Loan Trust
0.671% due 09/25/2035		1,490	1,457
First NLC Trust
0.886% due 12/25/2035		1,074	1,023
Home Equity Asset Trust
1.381% due 10/25/2033		781	751
Keystone Owner Trust
9.000% due 01/25/2029		3	0
Merrill Lynch Mortgage Investors Trust
0.301% due 02/25/2037		220	104
Morgan Stanley ABS Capital, Inc. Trust
0.611% due 09/25/2035		500	438
Morgan Stanley Mortgage Loan Trust
0.541% due 04/25/2037		163	89
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.771% due 09/25/2035		1,000	880
Popular ABS Mortgage Pass-Through Trust
0.271% due 06/25/2047 ^		85	84
Residential Asset Mortgage Products Trust
1.831% due 11/25/2034		214	203
Structured Asset Investment Loan Trust
0.871% due 06/25/2035		1,000	969
Structured Asset Securities Corp. Mortgage Loan Trust
0.521% due 02/25/2036		1,000	897
0.631% due 11/25/2035		1,200	1,079
Wells Fargo Home Equity Asset-Backed Securities Trust
0.771% due 11/25/2035		1,500	1,364
0.881% due 10/25/2034		420	399

Total Asset-Backed Securities (Cost $15,339)			16,947

SOVEREIGN ISSUES 3.8%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		11,700	11,870
6.369% due 06/16/2018		3,300	3,564
Colombia Government International Bond
7.375% due 01/27/2017		2,000	2,217
Mexico Government International Bond
4.500% due 11/22/2035 (b)	MXN	558,113	42,945

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	955,000	$5,085
4.500% due 07/03/2017		820,000	4,416
South Africa Government International Bond
6.875% due 05/27/2019		$300	346

Total Sovereign Issues (Cost $85,385)			70,443

SHORT-TERM INSTRUMENTS 23.3%

CERTIFICATES OF DEPOSIT 1.9%
Intesa Sanpaolo SpA
1.656% due 04/11/2016		35,400	35,506

REPURCHASE AGREEMENTS (d) 19.3%
			355,077

SHORT-TERM NOTES 1.1%
Federal Home Loan Bank
0.076% due 07/21/2015		5,600	5,599
0.091% due 09/08/2015		3,100	3,099
0.092% due 09/08/2015		4,900	4,899
0.096% due 07/17/2015		5,700	5,700
0.101% due 07/24/2015		1,500	1,500

			20,797

U.S. TREASURY BILLS 1.0%
0.018% due 05/14/2015 - 09/17/2015 (a)(g)(i)		18,602	18,602

Total Short-Term Instruments (Cost $429,873)			429,982

Total Investments in Securities (Cost $1,805,726)			1,841,349

Total Investments 99.9% (Cost $1,805,726)			$1,841,349

Financial Derivative Instruments (f)(h) 0.2% (Cost or Premiums, net $441)			4,310

Other Assets and Liabilities, net (0.1%)			(2,214)

Net Assets 100.0%			$1,843,445

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	35

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.140%	04/20/2015	05/04/2015	$88,500	U.S. Treasury Notes 2.125% due 09/30/2021	$(89,434)	$88,500	$88,504
NOM	0.110%	04/30/2015	05/01/2015	11,700	U.S. Treasury Notes 2.250% due 11/15/2024	(11,946)	11,700	11,700
	0.120%	04/30/2015	05/01/2015	17,900	U.S. Treasury Notes 1.500% due 11/30/2019	(18,305)	17,900	17,900
RDR	0.210%	04/30/2015	05/01/2015	100,000	U.S. Treasury Notes 1.750% due 04/30/2022	(102,628)	100,000	100,001
RYL	0.100%	04/27/2015	05/11/2015	800	U.S. Treasury Notes 2.000% due 01/31/2016	(817)	800	800
	0.110%	04/27/2015	05/11/2015	13,200	U.S. Treasury Notes 2.000% due 01/31/2016	(13,468)	13,200	13,200
SAL	0.110%	04/30/2015	05/01/2015	9,900	U.S. Treasury Notes 2.125% due 09/30/2021	(10,147)	9,900	9,900
SGY	0.090%	04/29/2015	05/13/2015	44,900	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	(45,759)	44,900	44,900
	0.100%	04/28/2015	05/12/2015	64,900	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(66,020)	64,900	64,900
SSB	0.000%	04/30/2015	05/01/2015	3,277	U.S. Treasury Notes 0.750% due 12/31/2017	(3,343)	3,277	3,277

Total Repurchase Agreements						$(361,867)	$355,077	$355,082

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BRC	(1.500%)	03/17/2015	03/16/2017	$	(2,418)	$(2,418)
JML	0.850%	04/15/2015	06/11/2015		(2,573)	(2,574)

Total Reverse Repurchase Agreements						$(4,992)

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	0.070%	02/05/2015	05/07/2015	EUR	(127,422)	$(143,201)
	0.071%	02/05/2015	05/07/2015		(126,482)	(139,261)

Total Sale-Buyback Transactions						$(282,462)

(2)	The average amount of borrowings outstanding during the period ended April 30, 2015 was $328,212 at a weighted average interest rate of 0.215%.
(3)	Payable for sale-buyback transactions includes $146 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2015:

(e)	Securities with an aggregate market value of $276,419 have been pledged as collateral under the terms of the following master agreements as of April 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$88,504	$0	$0	$0	$88,504	$(89,433)	$(929)
BRC	0	(2,418)	0	0	(2,418)	2,514	96
JML	0	(2,574)	0	0	(2,574)	3,239	665
NOM	29,600	0	0	0	29,600	(30,251)	(651)
RDR	100,001	0	0	0	100,001	(102,628)	(2,627)
RYL	14,000	0	0	0	14,000	(14,285)	(285)
SAL	9,900	0	0	0	9,900	(10,147)	(247)
SGY	109,800	0	0	0	109,800	(111,779)	(1,979)
SSB	3,277	0	0	0	3,277	(3,343)	(66)

Master Securities Forward Transaction Agreement
BPS	0	0	(282,462)	0	(282,462)	269,246	(13,216)

Total Borrowings and Other Financing Transactions	$355,082	$(4,992)	$(282,462)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Short	06/2015	499	$(188)	$70	$0

Total Futures Contracts				$(188)	$70	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$5,100	$393	$52	$0	$(8)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	06/17/2017	$	1,505,700	$(10,394)	$(683)	$588	$0
Receive	3-Month USD-LIBOR	2.250%	03/18/2020		847,000	(29,702)	(16,221)	746	0
Pay	3-Month USD-LIBOR	3.250%	06/17/2045		9,100	1,414	(784)	0	(32)
Pay	6-Month EUR-EURIBOR	4.000%	09/16/2019	EUR	4,000	842	240	0	(21)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	7,920,000	(3,154)	(1,473)	144	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,008,000	1,740	(597)	0	(2)
Pay	28-Day MXN-TIIE	7.780%	04/09/2019		91,800	621	(52)	0	(9)
Pay	28-Day MXN-TIIE	6.300%	04/26/2024		1,300,000	1,851	323	0	(385)
Pay	28-Day MXN-TIIE	6.150%	06/07/2024		887,000	497	1,172	0	(268)
Pay	28-Day MXN-TIIE	5.805%	12/30/2024		82,900	(116)	(116)	0	(28)

						$(36,401)	$(18,191)	$1,478	$(745)

Total Swap Agreements						$(36,008)	$(18,139)	$1,478	$(753)

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of April 30, 2015:

(g)	Securities with an aggregate market value of $15,600 and cash of $10,969 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$70	$1,478	$1,548	$0	$0	$(753)	$(753)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2015	$		31,630		AUD	40,201	$180	$0
	05/2015			15,390		GBP	10,142	177	0
	05/2015			632		MXN	9,274	0	(27)
	06/2015		AUD	40,201	$		31,582	0	(181)
	06/2015		GBP	10,142			15,388	0	(177)

BPS	05/2015		EUR	417,078			448,937	0	(19,386)
	05/2015		MXN	32,627			2,113	0	(13)
	07/2015	$		2,104		MXN	32,627	13	0

BRC	05/2015			623			9,148	0	(27)

CBK	05/2015		AUD	40,201	$		31,615	0	(194)
	05/2015		BRL	36			11	0	(1)
	05/2015		MXN	70,122			4,498	0	(72)
	05/2015	$		12		BRL	36	0	0
	05/2015			2,751		CAD	3,476	130	0
	05/2015			353,475		EUR	326,157	12,755	0
	05/2015			15,529		GBP	10,483	562	0
	05/2015			6,552		MXN	99,484	13	(81)
	06/2015		EUR	316,678	$		343,392	0	(12,318)

DUB	05/2015		BRL	173,446			55,896	0	(1,671)
	05/2015	$		57,939		BRL	173,446	0	(372)
	06/2015		MXN	923,277	$		60,345	323	0
	06/2015	$		55,396		BRL	173,446	1,605	0

FBF	05/2015		MXN	82,168	$		5,521	165	0
	05/2015	$		634		MXN	9,475	0	(17)

GLM	05/2015			960			14,355	0	(24)
	06/2015		INR	130,945	$		2,071	32	0
	07/2015		BRL	80,719			29,432	3,161	0

HUS	05/2015		GBP	9,360			13,847	0	(521)
	05/2015	$		438		MXN	6,555	0	(11)

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	05/2015		BRL	8,971	$		2,997	$19	$0
	05/2015	$		2,767		BRL	8,971	211	0
	05/2015			180,579		JPY	21,485,314	0	(634)
	05/2015			181		MXN	2,680	0	(7)
	06/2015		JPY	21,485,314	$		180,623	637	0
	07/2015		BRL	111,731			41,108	4,743	0
	07/2015	$		427		PLN	1,602	17	0

MSB	05/2015		BRL	164,511	$		54,954	353	0
	05/2015		JPY	21,485,314			179,778	0	(167)
	05/2015	$		51,442		BRL	164,511	3,160	0

SCX	05/2015		GBP	11,265	$		16,661	0	(631)
	05/2015	$		2,314		MXN	33,946	0	(101)

UAG	05/2015			99,939		EUR	90,921	2,153	0

Total Forward Foreign Currency Contracts								$30,409	$(36,633)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Call -OTC AUD versus USD	$	0.800	07/21/2015	AUD 101,774	$(562)	$(1,251)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015	$42,200	$(224)	$(139)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015	42,200	(268)	(36)

							$(492)	$(175)

Total Written Options							$(1,054)	$(1,426)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED APRIL 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$412,200	AUD	0	EUR	129,400	$(2,217)
Sales	3,182	84,400		101,774		95,400	(2,126)
Closing Buys	0	0		0		0	0
Expirations	(1,591)	(412,200)		0		(112,400)	2,658
Exercised	(1,591)	0		0		(112,400)	631

Balance at End of Period	0	$84,400	AUD	101,774	EUR	0	$(1,054)

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	China Government International Bond	1.000%	09/20/2016	0.292%	$	2,000	$11	$12	$23	$0

BPS	China Government International Bond	1.000%	09/20/2015	0.191%		17,500	161	(84)	77	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		900	(46)	50	4	0
	Teck Resources Ltd.	1.000%	03/20/2019	1.812%		800	(23)	1	0	(22)

BRC	Ally Financial, Inc.	5.000%	03/20/2020	1.805%		20,500	3,478	(331)	3,147	0
	China Government International Bond	1.000%	09/20/2015	0.191%		28,800	272	(145)	127	0
	China Government International Bond	1.000%	09/20/2016	0.292%		6,000	31	37	68	0

CBK	China Government International Bond	1.000%	09/20/2015	0.191%		6,300	58	(30)	28	0
	United Kingdom Gilt	1.000%	06/20/2015	0.043%		16,200	132	(91)	41	0
	United Kingdom Gilt	1.000%	06/20/2016	0.052%		33,500	415	(8)	407	0

DUB	Ally Financial, Inc.	5.000%	03/20/2020	1.805%		10,000	1,810	(275)	1,535	0
	BP Capital Markets America, Inc.	1.000%	12/20/2018	0.475%	EUR	4,000	106	(3)	103	0
	France Government Bond	0.250%	09/20/2015	0.069%	$	3,800	(139)	143	4	0
	France Government Bond	0.250%	03/20/2016	0.073%		31,100	(1,104)	1,170	66	0

FBF	United Kingdom Gilt	1.000%	09/20/2015	0.043%		13,000	134	(69)	65	0

GST	Brazil Government International Bond	1.000%	03/20/2018	2.280%		1,200	(15)	(11)	0	(26)
	California State General Obligation Bonds, Series 2003	1.630%	12/20/2018	0.487%		3,300	0	141	141	0
	California State General Obligation Bonds, Series 2003	1.650%	12/20/2018	0.487%		25,000	0	1,084	1,084	0
	China Government International Bond	1.000%	06/20/2019	0.713%		25,000	371	(33)	338	0
	France Government Bond	0.250%	03/20/2016	0.073%		25,900	(866)	921	55	0

HUS	China Government International Bond	1.000%	09/20/2015	0.191%		9,200	15	25	40	0

JPM	Brazil Government International Bond	1.000%	12/20/2017	2.218%		12,000	0	(215)	0	(215)
	China Government International Bond	1.000%	06/20/2019	0.713%		50,000	740	(65)	675	0
	France Government Bond	0.250%	09/20/2015	0.069%		4,900	(172)	177	5	0

MYC	China Government International Bond	1.000%	09/20/2015	0.191%		17,200	138	(62)	76	0
	China Government International Bond	1.000%	06/20/2019	0.713%		25,000	370	(32)	338	0
	France Government Bond	0.250%	09/20/2016	0.089%		22,300	(1,053)	1,117	64	0

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
RYL	China Government International Bond	1.000%	09/20/2015	0.191%	$	41,500	$379	$(197)	$182	$0

							$5,203	$3,227	$8,693	$(263)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
CBK	MCDX-24 5-Year Index	1.000%	06/20/2020	$46,200	$119	$87	$206	$0

GST	MCDX-24 5-Year Index	1.000%	06/20/2020	14,400	46	18	64	0

MYC	MCDX-24 5-Year Index	1.000%	06/20/2020	11,900	36	17	53	0
	MCDX-24 10-Year Index	1.000%	06/20/2025	42,800	(1,449)	138	0	(1,311)

					$(1,248)	$260	$323	$(1,311)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	6-Month AUD-BBR-BBSW	5.000%	12/15/2015	AUD	188,640	$(2,460)	$6,183	$3,723	$0

Total Swap Agreements							$1,495	$9,670	$12,739	$(1,574)

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of April 30, 2015:

(i)	Securities with an aggregate market value of $17,386 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$357	$0	$23	$380	$(385)	$0	$0	$(385)	$(5)	$0	$(5)
BPS	13	0	81	94	(19,399)	0	(22)	(19,421)	(19,327)	15,836	(3,491)
BRC	0	0	3,342	3,342	(27)	(1,251)	0	(1,278)	2,064	(1,530)	534
CBK	13,460	0	682	14,142	(12,666)	0	0	(12,666)	1,476	(960)	516
DUB	1,928	0	5,431	7,359	(2,043)	0	0	(2,043)	5,316	(5,350)	(34)
FBF	165	0	65	230	(17)	0	0	(17)	213	(176)	37
GLM	3,193	0	0	3,193	(24)	(175)	0	(199)	2,994	(2,340)	654
GST	0	0	1,682	1,682	0	0	(26)	(26)	1,656	(1,660)	(4)
HUS	0	0	40	40	(532)	0	0	(532)	(492)	324	(168)
JPM	5,627	0	680	6,307	(641)	0	(215)	(856)	5,451	(4,448)	1,003
MSB	3,513	0	0	3,513	(167)	0	0	(167)	3,346	(3,710)	(364)
MYC	0	0	531	531	0	0	(1,311)	(1,311)	(780)	277	(503)
RYL	0	0	182	182	0	0	0	0	182	(310)	(128)
SCX	0	0	0	0	(732)	0	0	(732)	(732)	583	(149)
UAG	2,153	0	0	2,153	0	0	0	0	2,153	(1,080)	1,073

Total Over the Counter	$30,409	$0	$12,739	$43,148	$(36,633)	$(1,426)	$(1,574)	$(39,633)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$70	$70
Swap Agreements	0	0	0	0	1,478	1,478

	$0	$0	$0	$0	$1,548	$1,548

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30,409	$0	$30,409
Swap Agreements	0	9,016	0	0	3,723	12,739

	$0	$9,016	$0	$30,409	$3,723	$43,148

	$0	$9,016	$0	$30,409	$5,271	$44,696

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$8	$0	$0	$745	$753

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,633	$0	$36,633
Written Options	0	0	0	1,251	175	1,426
Swap Agreements	0	1,574	0	0	0	1,574

	$0	$1,574	$0	$37,884	$175	$39,633

	$0	$1,582	$0	$37,884	$920	$40,386

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended April 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$454	$454
Futures	0	0	0	0	7,081	7,081
Swap Agreements	0	159	0	0	(61,486)	(61,327)

	$0	$159	$0	$0	$(53,951)	$(53,792)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$110,922	$0	$110,922
Written Options	0	438	0	1,765	0	2,203
Swap Agreements	0	2,271	0	0	2,647	4,918

	$0	$2,709	$0	$112,687	$2,647	$118,043

	$0	$2,868	$0	$112,687	$(51,304)	$64,251

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,073)	$(2,073)
Swap Agreements	0	(46)	0	0	17,288	17,242

	$0	$(46)	$0	$0	$15,215	$15,169

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(25,162)	$0	$(25,162)
Written Options	0	(197)	0	(1,537)	317	(1,417)
Swap Agreements	0	(1,641)	0	0	(2,620)	(4,261)

	$0	$(1,838)	$0	$(26,699)	$(2,303)	$(30,840)

	$0	$(1,884)	$0	$(26,699)	$12,912	$(15,671)

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$12,675	$0	$12,675
Corporate Bonds & Notes
Banking & Finance	0	695,050	10,942	705,992
Industrials	0	251,732	32,783	284,515
Utilities	0	182,788	0	182,788
Municipal Bonds & Notes
California	0	11,438	0	11,438
New York	0	2,771	0	2,771
U.S. Government Agencies	0	746	0	746
U.S. Treasury Obligations	0	89,079	0	89,079
Mortgage-Backed Securities	0	33,973	0	33,973
Asset-Backed Securities	0	16,947	0	16,947
Sovereign Issues	0	70,443	0	70,443
Short-Term Instruments
Certificates of Deposit	0	35,506	0	35,506
Repurchase Agreements	0	355,077	0	355,077
Short-Term Notes	0	20,797	0	20,797
U.S. Treasury Bills	0	18,602	0	18,602

Total Investments	$0	$1,797,624	$43,725	$1,841,349

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	70	1,478	0	1,548
Over the counter	0	43,148	0	43,148
	$70	$44,626	$0	$44,696

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(753)	0	(753)
Over the counter	0	(39,633)	0	(39,633)
	$0	$(40,386)	$0	$(40,386)

Totals	$70	$1,801,864	$43,725	$1,845,659

There were no significant transfers between Levels 1, 2, or 3 during the period ended April 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

(Unaudited)

April 30, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended April 30, 2015:

Category and Subcategory	Beginning Balance at 10/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$0	$0	$0	$0	$0	$10,942	$0	$10,942	$0
Industrials	35,381	27,670	(28,237)	(109)	(63)	(1,859)	0	0	32,783	(1,926)
Mortgage-Backed Securities	0	0	(39)	0	(38)	77	0	0	0	0
Asset-Backed Securities	1	0	0	0	0	(1)	0	0	0	(1)

Totals	$35,382	$27,670	$(28,276)	$(109)	$(101)	$(1,783)	$10,942	$0	$43,725	$(1,927)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$10,942	Benchmark Pricing	Base Price	103.38
Industrials	32,783	Third Party Vendor	Broker Quote	105.00 - 117.00

Total	$43,725

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series LD

(Unaudited)

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.9%

CORPORATE BONDS & NOTES 70.5%

BANKING & FINANCE 28.1%
Abbey National Treasury Services PLC
2.350% due 09/10/2019	$100	$101
Ally Financial, Inc.
2.750% due 01/30/2017	100	100
American Express Credit Corp.
2.800% due 09/19/2016 (b)	95	97
American International Group, Inc.
2.375% due 08/24/2015	22	22
Banco Bradesco S.A.
4.500% due 01/12/2017	200	209
Banco Santander Chile
3.750% due 09/22/2015	150	151
Bank of America Corp.
6.500% due 08/01/2016	75	80
Bear Stearns Cos. LLC
0.652% due 11/21/2016	75	75
CIT Group, Inc.
4.250% due 08/15/2017	95	97
Eksportfinans ASA
2.375% due 05/25/2016	50	50
5.500% due 05/25/2016	100	104
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.126% due 03/20/2017	100	98
5.125% due 01/21/2016	100	103
First Horizon National Corp.
5.375% due 12/15/2015	75	77
Ford Motor Credit Co. LLC
1.214% due 01/09/2018	200	201
General Motors Financial Co., Inc.
2.750% due 05/15/2016	75	76
4.750% due 08/15/2017	700	740
Goldman Sachs Group, Inc.
1.437% due 04/23/2020	500	506
Hana Bank
1.375% due 02/05/2016	200	200
HSBC Finance Corp.
0.692% due 06/01/2016	255	255
5.500% due 01/19/2016	145	150
Hypothekenbank Frankfurt AG
0.126% due 09/20/2017	100	98
International Lease Finance Corp.
5.750% due 05/15/2016	125	129
8.625% due 09/15/2015	50	51
Kookmin Bank
1.152% due 01/27/2017	200	201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LeasePlan Corp. NV
2.500% due 05/16/2018	$180	$182
Macquarie Bank Ltd.
1.600% due 10/27/2017 (b)	300	300
2.000% due 08/15/2016	75	76
Macquarie Group Ltd.
3.000% due 12/03/2018	100	103
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.875% due 10/17/2016	400	404
RCI Banque S.A.
4.600% due 04/12/2016	300	310
Royal Bank of Scotland PLC
5.000% due 05/17/2015	100	100
Synchrony Financial
1.875% due 08/15/2017 (b)	100	100
Vesey Street Investment Trust
4.404% due 09/01/2016	75	78
Weyerhaeuser Co.
6.950% due 08/01/2017	150	167
Woori Bank
4.750% due 01/20/2016	100	102

		5,893

INDUSTRIALS 34.1%
Actavis Funding SCS
1.523% due 03/12/2020	200	204
Amgen, Inc.
2.125% due 05/15/2017	95	97
Anadarko Petroleum Corp.
5.950% due 09/15/2016	90	96
Comcast Corp.
5.900% due 03/15/2016	25	26
DISH DBS Corp.
7.125% due 02/01/2016	50	52
eBay, Inc.
0.758% due 08/01/2019 (b)	400	392
Enbridge, Inc.
0.712% due 06/02/2017	150	148
Express Scripts Holding Co.
2.250% due 06/15/2019	100	100
3.125% due 05/15/2016	95	97
Forest Laboratories, Inc.
4.375% due 02/01/2019	100	107
Glencore Funding LLC
1.700% due 05/27/2016	100	100
HCA, Inc.
6.500% due 02/15/2016	80	83
7.190% due 11/15/2015	75	77

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	47

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hyundai Capital America
1.450% due 02/06/2017	$50	$50
1.625% due 10/02/2015	40	40
2.125% due 10/02/2017	100	101
Kansas City Southern de Mexico S.A. de C.V.
0.979% due 10/28/2016	225	225
Kinder Morgan Energy Partners LP
3.500% due 03/01/2016	200	204
6.000% due 02/01/2017	30	32
Korea National Oil Corp.
4.000% due 10/27/2016	200	208
Korea Water Resources Corp.
2.000% due 04/16/2018	400	402
Lafarge S.A.
6.200% due 07/09/2015	400	404
Lowe’s Cos., Inc.
0.685% due 09/10/2019	100	101
Masco Corp.
6.125% due 10/03/2016	100	106
McKesson Corp.
0.665% due 09/10/2015	100	100
MGM Resorts International
6.625% due 07/15/2015	115	116
Mylan, Inc.
2.600% due 06/24/2018	100	102
Oracle Corp.
0.784% due 10/08/2019	150	151
Pearson Funding PLC
4.000% due 05/17/2016	400	412
Pioneer Natural Resources Co.
6.875% due 05/01/2018	100	113
Reynolds American, Inc.
7.750% due 06/01/2018	150	175
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017 (b)	200	205
SK Telecom Co. Ltd.
2.125% due 05/01/2018	200	202
Southwestern Energy Co.
4.050% due 01/23/2020	100	104
Thermo Fisher Scientific, Inc.
3.200% due 03/01/2016	95	97
Time Warner Cable, Inc.
8.250% due 04/01/2019	300	353
Tyson Foods, Inc.
2.650% due 08/15/2019	50	51
UAL Pass-Through Trust
9.750% due 07/15/2018	190	209
Universal Health Services, Inc.
3.750% due 08/01/2019	100	102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
USG Corp.
6.300% due 11/15/2016	$95	$100
Williams Partners LP
4.125% due 11/15/2020	400	422
Woodside Finance Ltd.
8.750% due 03/01/2019	400	491
Wynn Macau Ltd.
5.250% due 10/15/2021	200	189

		7,146

UTILITIES 8.3%
BellSouth Corp.
4.821% due 04/26/2021	400	414
Electricite de France S.A.
0.735% due 01/20/2017	30	30
FirstEnergy Corp.
2.750% due 03/15/2018	200	204
Korea Western Power Co. Ltd.
3.125% due 05/10/2017	200	205
KT Corp.
2.625% due 04/22/2019 (b)	200	204
Orange S.A.
2.750% due 02/06/2019	50	52
Petrobras Global Finance BV
1.881% due 05/20/2016	100	97
3.250% due 03/17/2017	250	246
Sprint Communications, Inc.
6.000% due 12/01/2016	100	105
Telstra Corp. Ltd.
3.125% due 04/07/2025	100	101
Verizon Communications, Inc.
2.500% due 09/15/2016	68	69

		1,727

Total Corporate Bonds & Notes (Cost $14,754)		14,766

U.S. GOVERNMENT AGENCIES 1.7%
Fannie Mae
1.610% due 09/25/2022	74	75
3.000% due 03/01/2042 (b)	279	285

Total U.S. Government Agencies (Cost $350)		360

MORTGAGE-BACKED SECURITIES 19.5%
BAMLL Commercial Mortgage Securities Trust
0.982% due 06/15/2028	100	100
5.383% due 11/15/2016	295	305

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Trust
0.481% due 02/20/2035		$34	$33
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.933% due 07/10/2045		18	18
BCAP LLC Trust
0.334% due 03/26/2037		67	65
3.320% due 07/26/2036		39	40
Citigroup Mortgage Loan Trust, Inc.
6.000% due 02/25/2037		4	4
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		500	525
Credit Suisse Commercial Mortgage Trust
5.311% due 12/15/2039		29	31
Credit Suisse First Boston Mortgage Securities Corp.
2.192% due 06/25/2033		45	44
5.362% due 05/15/2036		500	557
Credit Suisse Mortgage Capital Certificates
2.551% due 09/27/2036		126	126
2.618% due 08/27/2037		51	51
6.200% due 05/26/2037		48	49
GSR Mortgage Loan Trust
2.449% due 08/25/2033		359	358
JPMorgan Mortgage Trust
2.426% due 09/25/2034		21	21
2.472% due 04/25/2035		609	609
2.490% due 02/25/2034		109	111
JPMorgan Resecuritization Trust
2.097% due 07/27/2037		23	23
2.946% due 01/27/2047		73	74
MASTR Asset Securitization Trust
5.500% due 09/25/2033		33	34
Merrill Lynch Mortgage Investors Trust
0.641% due 04/25/2029		17	17
2.463% due 02/25/2035		372	373
Morgan Stanley Mortgage Loan Trust
2.468% due 11/25/2034		29	30
Residential Accredit Loans, Inc. Trust
0.621% due 06/25/2034		100	99
Selkirk Ltd.
1.860% due 12/20/2041		92	93
Sequoia Mortgage Trust
0.881% due 10/19/2026		18	17
Structured Asset Securities Corp. Mortgage Loan Trust
0.781% due 10/25/2027		24	24
Thornburg Mortgage Securities Trust
2.220% due 04/25/2045		75	75
Vulcan European Loan Conduit Ltd.
0.328% due 05/15/2017	EUR	8	9

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Bank Commercial Mortgage Trust
5.558% due 03/15/2045		$15	$16
WaMu Mortgage Pass-Through Certificates Trust
0.581% due 06/25/2044		51	47
2.360% due 08/25/2035		1	1
Wells Fargo Mortgage-Backed Securities Trust
2.497% due 12/25/2034		7	7
2.592% due 10/25/2033		108	109

Total Mortgage-Backed Securities (Cost $4,042)			4,095

ASSET-BACKED SECURITIES 16.5%
ACS Pass-Through Trust
0.484% due 06/14/2037		305	299
Aegis Asset-Backed Securities Trust
0.451% due 12/25/2035		22	22
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.441% due 10/25/2035		2	2
1.214% due 04/25/2034		101	97
Cordatus CLO PLC
0.370% due 01/30/2024	EUR	499	554
Exeter Automobile Receivables Trust
1.060% due 08/15/2018		$77	77
Golden Knight CDO Ltd.
0.515% due 04/15/2019		51	51
Highbridge Loan Management Ltd.
1.497% due 09/20/2022		250	250
KVK CLO Ltd.
1.645% due 07/15/2023		400	400
National Collegiate Student Loan Trust
0.421% due 11/27/2028		97	95
Race Point CLO Ltd.
1.571% due 12/15/2022		46	46
Renaissance Home Equity Loan Trust
0.681% due 12/25/2033		9	8
Saturn CLO Ltd.
0.483% due 05/13/2022		156	155
SMB Private Education Loan Trust
1.180% due 06/15/2027		400	402
Symphony CLO LP
1.352% due 01/09/2023		248	247
Symphony CLO Ltd.
1.544% due 07/23/2023		250	250
Venture CLO Ltd.
1.577% due 11/14/2022 (a)		500	500

Total Asset-Backed Securities (Cost $3,424)			3,455

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	49

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.6%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2016	BRL	1,000	$286
Export-Import Bank of Korea
4.125% due 09/09/2015		$100	101
5.375% due 10/04/2016 (b)		150	159
Korea Development Bank
3.250% due 03/09/2016		100	102
3.250% due 09/20/2016		100	103

Total Sovereign Issues (Cost $757)			751

SHORT-TERM INSTRUMENTS 3.1%

COMMERCIAL PAPER 3.1%
Entergy Corp.
0.950% due 07/10/2015		400	400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tesco Treasury Services PLC
1.024% due 08/17/2015	$250	$248

		648

Total Short-Term Instruments (Cost $648)		648

Total Investments in Securities (Cost $23,975)		24,075

Total Investments 114.9% (Cost $23,975)		$24,075

Financial Derivative Instruments (c)(d) (0.5%) (Cost or Premiums, net $(57))		(107)

Other Assets and Liabilities, net (14.4%)		(3,012)

Net Assets 100.0%		$20,956

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BPG	0.420%	04/06/2015	05/08/2015	$	(188)	$(188)
CFR	0.500%	07/30/2014	07/29/2016		(191)	(191)
FOB	0.400%	03/26/2015	05/05/2015		(155)	(155)
	0.400%	05/05/2015	06/02/2015		(152)	(152)
GSC	0.370%	04/06/2015	05/06/2015		(281)	(281)
UBS	0.350%	04/02/2015	05/05/2015		(196)	(196)
	0.400%	04/29/2015	05/22/2015		(662)	(662)

Total Reverse Repurchase Agreements						$(1,825)

(1)

As of April 30, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended April 30, 2015 was $5,215 at a weighted average interest rate of 0.306%.

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of April 30, 2015:

(b)	Securities with an aggregate market value of $1,742 has been pledged as collateral under the terms of the following master agreements as of April 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BPG	$0	$(188)	$0	$0	$(188)	$198	$10
CFR	0	(191)	0	0	(191)	204	13
FOB	0	(307)	0	0	(307)	159	(148)
GSC	0	(281)	0	0	(281)	285	4
UBS	0	(858)	0	0	(858)	897	39

Total Borrowings and Other Financing Transactions	$0	$(1,825)	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar December Futures	$99.125	12/14/2015	16	$(10)	$(12)
Put - CME 90-Day Eurodollar December Futures	99.125	12/14/2015	16	(6)	(2)
Call - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	10	(7)	(11)
Put - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	10	(9)	(4)
Call - CME 90-Day Eurodollar June Futures	99.250	06/13/2016	15	(6)	(5)
Put - CME 90-Day Eurodollar June Futures	99.250	06/13/2016	15	(18)	(14)

				$(56)	$(48)

Total Written Options				$(56)	$(48)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	Short	06/2015	6	$(7)	$1	$0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Short	12/2017	9	0	2	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2017	18	8	3	0

Total Futures Contracts				$1	$6	$0

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	2.150%	03/02/2025	$	3,600	$22	$10	$0	$(4)
Receive	3-Month USD-LIBOR	3.000%	07/13/2025		3,600	(271)	(290)	5	0

						$(249)	$(280)	$5	$(4)

Total Swap Agreements						$(249)	$(280)	$5	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of April 30, 2015:

Cash of $162 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$6	$5	$11	$(48)	$0	$(4)	$(52)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2015		EUR	175	$		188	$0	$(8)
	05/2015		JPY	26,700			223	0	0
	05/2015	$		282		EUR	259	9	0

BPS	05/2015			5			4	0	0
	06/2015		ILS	12	$		3	0	0

BRC	05/2015		EUR	555			586	0	(37)

DUB	05/2015	$		140		GBP	94	4	0
	06/2015		ILS	931	$		233	0	(8)
	07/2016		BRL	1,000			303	10	0

FBF	05/2015		JPY	72,923			610	1	(1)

GLM	05/2015		EUR	281			322	6	0
	05/2015		GBP	97			144	0	(5)
	05/2015	$		5		EUR	5	0	0

JPM	05/2015		EUR	493	$		532	0	(22)
	05/2015	$		1,052		JPY	125,123	0	(4)
	06/2015		JPY	125,123	$		1,052	4	0

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MSB	05/2015		EUR	280	$		304	$0	$(10)
	05/2015		JPY	25,500			215	1	0
	05/2015	$		4		EUR	4	0	0
	06/2015		ILS	753	$		189	0	(6)

Total Forward Foreign Currency Contracts								$35	$(101)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BRC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	07/21/2015	$5,300	$13	$0

Total Purchased Options							$13	$0

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.340%	07/21/2015	$5,300	$(8)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.545%	07/21/2015	5,300	(6)	0

							$(14)	$0

Total Written Options							$(14)	$0

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED APRIL 30, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$11,965	$(18)
Sales	82	4,600	(74)
Closing Buys	0	(5,965)	22
Expirations	0	0	0
Exercised	0	0	0

Balance at End of Period	82	$10,600	$(70)

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (3)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$71	$0	$0	$0	$0

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	71	0	0	0	0

					$0	$0	$0	$0

Total Swap Agreements					$0	$0	$0	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of April 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$9	$0	$0	$9	$(8)	$0	$0	$(8)	$1	$0	$1
BRC	0	0	0	0	(37)	0	0	(37)	(37)	0	(37)
DUB	14	0	0	14	(8)	0	0	(8)	6	0	6
FBF	1	0	0	1	(1)	0	0	(1)	0	0	0
GLM	6	0	0	6	(5)	0	0	(5)	1	0	1
JPM	4	0	0	4	(26)	0	0	(26)	(22)	0	(22)
MSB	1	0	0	1	(16)	0	0	(16)	(15)	0	(15)

Total Over the Counter	$35	$0	$0	$35	$(101)	$0	$0	$(101)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	0	0	0	5	5

	$0	$0	$0	$0	$11	$11

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35	$0	$35

	$0	$0	$0	$35	$11	$46

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$48	$48
Swap Agreements	0	0	0	0	4	4

	$0	$0	$0	$0	$52	$52

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$101	$0	$101

	$0	$0	$0	$101	$52	$153

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended April 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(51)	$(51)
Swap Agreements	0	0	0	0	244	244

	$0	$0	$0	$0	$193	$193

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30	$0	$30
Purchased Options	0	0	0	0	(5)	(5)
Written Options	0	0	0	0	6	6
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$30	$1	$35

	$0	$4	$0	$30	$194	$228

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

(Unaudited)

April 30, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	5	5
Swap Agreements	0	0	0	0	(271)	(271)

	$0	$0	$0	$0	$(258)	$(258)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(79)	$0	$(79)
Purchased Options	0	0	0	0	(5)	(5)
Written Options	0	0	0	0	6	6
Swap Agreements	0	0	0	0	0	0

	$0	$0	$0	$(79)	$1	$(78)

	$0	$0	$0	$(79)	$(257)	$(336)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,893	$0	$5,893
Industrials	0	6,937	209	7,146
Utilities	0	1,727	0	1,727
U.S. Government Agencies	0	360	0	360
Mortgage-Backed Securities	0	4,095	0	4,095
Asset-Backed Securities	0	3,455	0	3,455
Sovereign Issues	0	751	0	751
Short-Term Instruments
Commercial Paper	0	648	0	648

Total Investments	$0	$23,866	$209	$24,075

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6	5	0	11
Over the counter	0	35	0	35
	$6	$40	$0	$46

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(48)	(4)	0	(52)
Over the counter	0	(101)	0	(101)
	$(48)	$(105)	$0	$(153)

Totals	$(42)	$23,801	$209	$23,968

There were no significant transfers between Levels 1, 2, or 3 during the period ended April 30, 2015.

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series M

(Unaudited)

April 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 144.2%

CORPORATE BONDS & NOTES 42.0%

BANKING & FINANCE 24.1%
AerCap Ireland Capital Ltd.
5.000% due 10/01/2021		$17,800	$19,103
Ally Financial, Inc.
2.750% due 01/30/2017		100	100
American International Group, Inc.
6.250% due 05/01/2036		6,000	7,736
Banco Santander Brasil S.A.
4.250% due 01/14/2016		6,800	6,940
Banco Santander Chile
3.875% due 09/20/2022		5,000	5,211
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022 (e)		41,700	42,847
4.125% due 11/09/2022		5,900	6,062
Bank of America Corp.
5.700% due 01/24/2022 (e)		20,000	23,222
Bank of Nova Scotia
1.650% due 10/29/2015		15,680	15,769
Bankia S.A.
3.500% due 12/14/2015	EUR	1,400	1,604
3.625% due 10/05/2016		700	826
4.250% due 07/05/2016		100	118
Banque PSA Finance S.A.
5.750% due 04/04/2021		$17,700	19,337
Barclays Bank PLC
7.625% due 11/21/2022		6,700	7,862
7.750% due 04/10/2023		2,600	2,889
10.000% due 05/21/2021	GBP	17,200	35,294
10.179% due 06/12/2021		$12,280	16,616
14.000% due 06/15/2019 (b)	GBP	3,500	7,233
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$76,490	79,075
BPCE S.A.
4.625% due 07/11/2024		13,600	13,824
CIT Group, Inc.
4.250% due 08/15/2017		7,000	7,140
5.000% due 05/15/2017		100	104
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022		7,000	7,511
Credit Suisse AG
6.500% due 08/08/2023		19,000	21,742
General Electric Capital Corp.
6.150% due 08/07/2037		1,000	1,340
General Motors Financial Co., Inc.
4.250% due 05/15/2023 (e)		10,930	11,309
Hospitality Properties Trust
5.000% due 08/15/2022		8,500	9,072

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Finance Corp.
6.676% due 01/15/2021		$19,600	$23,163
HSBC Holdings PLC
6.500% due 05/02/2036		6,100	7,680
International Lease Finance Corp.
5.875% due 04/01/2019		285	311
Intesa Sanpaolo SpA
6.500% due 02/24/2021		4,000	4,696
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (c)		13,109	12,487
8.500% due 08/08/2019 (c)		4,370	4,162
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		1,500	1,738
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		10,000	11,175
Qatari Diar Finance Co.
5.000% due 07/21/2020		2,000	2,270
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		4,950	4,950
Springleaf Finance Corp.
5.400% due 12/01/2015		100	102
Wells Fargo Bank N.A.
6.600% due 01/15/2038		3,000	4,146

			446,766

INDUSTRIALS 14.4%
Activision Blizzard, Inc.
5.625% due 09/15/2021 (e)		4,000	4,285
Aviation Capital Group Corp.
6.750% due 04/06/2021		9,800	11,400
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		11,250	11,921
CNH Industrial Finance Europe S.A.
6.250% due 03/09/2018	EUR	1,000	1,253
CSC Holdings LLC
7.625% due 07/15/2018		$2,200	2,492
7.875% due 02/15/2018		7,340	8,313
CVS Pass-Through Trust
7.507% due 01/10/2032		13,262	17,099
Domtar Corp.
6.750% due 02/15/2044		700	785
Dynegy, Inc.
6.750% due 11/01/2019		7,350	7,717
7.375% due 11/01/2022		5,850	6,260
7.625% due 11/01/2024		1,925	2,079
Europcar Groupe S.A.
11.500% due 05/15/2017	EUR	2,100	2,670
Fiat Chrysler Finance Europe
7.000% due 03/23/2017		4,300	5,276

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	57

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Financiere Quick S.A.S.
4.761% due 04/15/2019	EUR	4,600	$4,752
Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		$5,000	5,948
Georgia-Pacific LLC
5.400% due 11/01/2020		4,900	5,573
7.750% due 11/15/2029		5,100	7,125
8.000% due 01/15/2024		4,200	5,508
Gerdau Trade, Inc.
5.750% due 01/30/2021		12,500	13,094
GTL Trade Finance, Inc.
5.893% due 04/29/2024		9,000	9,135
HCA, Inc.
5.875% due 03/15/2022		5,000	5,606
6.500% due 02/15/2020		10,300	11,768
Kinder Morgan Energy Partners LP
5.300% due 09/15/2020 (e)		10,500	11,605
6.850% due 02/15/2020		5,000	5,853
Lafarge S.A.
6.250% due 04/13/2018	EUR	1,200	1,520
NBCUniversal Media LLC
4.375% due 04/01/2021		$10,000	11,110
Petroleum Co. of Trinidad & Tobago Ltd.
9.750% due 08/14/2019		14,565	17,558
Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		3,870	4,013
7.875% due 08/15/2019		1,900	2,005
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		3,800	3,905
Southwestern Energy Co.
4.100% due 03/15/2022 (e)		12,300	12,402
Telenet Finance Luxembourg S.C.A.
6.250% due 08/15/2022	EUR	3,500	4,274
6.625% due 02/15/2021		1,500	1,790
6.750% due 08/15/2024		6,000	7,537
Wind Acquisition Finance S.A.
4.000% due 07/15/2020		28,200	32,144

			265,775

UTILITIES 3.5%
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	2,000	3,364
6.500% due 11/30/2072		$4,000	4,382
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		12,810	12,614
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		200	200
6.212% due 11/22/2016		4,750	4,873
8.146% due 04/11/2018		5,200	5,538

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		$170	$159
Petroleos Mexicanos
5.500% due 01/21/2021 (e)		12,300	13,561
5.500% due 02/24/2025	EUR	13,000	18,315
6.625% due 06/15/2035		$500	566
6.625% due 06/15/2038		1,300	1,453

			65,025

Total Corporate Bonds & Notes (Cost $777,738)			777,566

MUNICIPAL BONDS & NOTES 20.0%

CALIFORNIA 10.8%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		11,000	15,453
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.918% due 04/01/2040		1,300	1,772
7.043% due 04/01/2050		14,000	20,452
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		15,000	18,832
California State General Obligation Bonds, (BABs), Series 2010
7.700% due 11/01/2030		12,000	14,918
7.950% due 03/01/2036		27,250	33,374
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040		7,200	9,728
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
4.530% due 06/01/2022		1,850	2,076
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033		1,800	2,393
7.618% due 08/01/2040		12,300	17,602
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040		6,400	7,272
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027		6,500	8,097
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039		1,000	1,361
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043		204	271

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	$3,500	$4,530
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	3,500	4,186
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	6,500	8,689
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	5,100	6,394
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	1,550	1,835
7.021% due 08/01/2040	3,250	3,853
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	2,300	2,628
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	2,400	2,677
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	6,400	7,547
University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	3,350	4,012

		199,952

ILLINOIS 0.8%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	10,100	12,020
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	900	1,100
Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
6.184% due 01/01/2034	2,200	2,842

		15,962

MASSACHUSETTS 0.0%
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	750	855

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.1%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	$1,250	$1,533

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, (BABs), Series 2010
6.425% due 12/15/2035	1,335	1,442

NEW YORK 4.7%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	3,500	4,339
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	12,000	16,547
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.325% due 11/01/2021	6,730	7,453
4.525% due 11/01/2022	16,700	18,730
5.932% due 11/01/2036	13,900	15,805
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	5,000	5,898
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
6.124% due 06/15/2042	3,000	3,397
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.500% due 03/15/2030	400	471
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	4,000	4,639
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
5.859% due 12/01/2024	2,500	3,097
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	5,200	6,237

		86,613

OHIO 1.0%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	10,500	16,548

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	59

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	$900	$1,266

		17,814

PENNSYLVANIA 0.6%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	680
State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	9,791

		10,471

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	100	134

WASHINGTON 0.5%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	6,800	8,744

WEST VIRGINIA 1.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	31,010	26,987

Total Municipal Bonds & Notes (Cost $321,310)		370,507

U.S. GOVERNMENT AGENCIES 33.9%
Fannie Mae
0.411% due 10/27/2037	6,501	6,422
0.631% due 08/25/2021	14	14
2.040% due 05/01/2034	119	123
2.074% due 05/01/2028	109	115
2.091% due 12/01/2034	100	107
2.100% due 11/01/2032	14	14
2.123% due 10/01/2032	22	23
2.215% due 09/01/2032	12	13
2.220% due 09/01/2027	52	54
2.268% due 01/01/2033	64	69
2.272% due 05/01/2033	124	133
2.425% due 10/01/2034	138	139
2.500% due 05/01/2017	8	8
2.524% due 06/01/2020	14	14
2.754% due 05/01/2018	19	19
2.758% due 01/01/2018	12	12

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 05/01/2030 - 05/01/2045	$247,000	$253,123
3.188% due 03/25/2041	19	19
3.500% due 05/01/2045	45,000	47,169
3.621% due 05/25/2042	17	18
4.000% due 11/25/2019 - 06/01/2045	125,320	133,832
4.500% due 11/25/2026 - 06/01/2045	127,808	138,995
5.000% due 11/01/2033 - 06/01/2045	33,000	36,745
6.000% due 08/01/2022 - 12/01/2023	166	181
6.500% due 01/01/2025 - 12/01/2028	60	70
7.000% due 11/01/2038	85	98
7.010% due 08/01/2022	43	44
11.000% due 07/15/2020	23	24
Freddie Mac
0.632% due 08/15/2029 - 12/15/2031	62	63
0.682% due 09/15/2030	7	7
0.732% due 03/15/2032	9	9
0.832% due 03/15/2020 - 02/15/2024	237	244
0.882% due 10/15/2019	1	1
1.332% due 09/15/2022	35	36
1.532% due 08/15/2023	10	11
1.955% due 08/01/2032	73	73
2.250% due 08/01/2029	15	16
2.348% due 01/01/2033	9	9
2.361% due 02/01/2033	68	72
2.375% due 01/01/2032 - 10/01/2032	195	205
2.386% due 02/01/2029	107	111
2.393% due 07/01/2032	9	9
2.453% due 07/01/2029	9	10
2.459% due 04/01/2032	61	62
2.475% due 08/01/2032	12	13
2.625% due 10/01/2032	60	62
4.500% due 05/15/2018	9	9
5.500% due 04/15/2035	2,800	3,131
6.000% due 08/15/2016 - 12/15/2028	472	540
6.500% due 08/15/2016 - 12/15/2023	17	18
7.000% due 04/01/2029 - 06/01/2030	20	23
7.500% due 08/15/2030	63	73
Ginnie Mae
0.531% due 06/20/2032	16	17
1.625% due 03/20/2017 - 06/20/2032	651	673
2.000% due 05/20/2018 - 09/20/2027	134	140

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 06/20/2022	$30	$30
2.500% due 01/20/2018 - 09/20/2021	18	19
3.000% due 04/20/2019 - 08/20/2025	66	68
6.500% due 05/15/2023 - 12/15/2023	2	2
NCUA Guaranteed Notes
0.628% due 10/07/2020	2,716	2,732
Vendee Mortgage Trust
6.500% due 09/15/2024	692	780

Total U.S. Government Agencies (Cost $625,995)		626,865

U.S. TREASURY OBLIGATIONS 17.6%
U.S. Treasury Bonds
2.500% due 02/15/2045	7,450	7,077
2.750% due 08/15/2042 (e)	68,400	68,405
3.000% due 05/15/2042 (e)(g)	58,900	61,840
3.125% due 02/15/2042	14,800	15,917
3.125% due 02/15/2043 (g)(i)	3,400	3,652
4.250% due 05/15/2039 (g)(i)	10,200	13,042
4.375% due 11/15/2039 (e)	50,200	65,437
4.375% due 05/15/2040	17,950	23,447
4.625% due 02/15/2040 (g)(i)	8,100	10,940
6.125% due 11/15/2027	9,500	13,569
6.250% due 05/15/2030 (e)	15,400	23,011
U.S. Treasury Notes
1.250% due 08/31/2015 (i)	1,215	1,220
2.000% due 02/15/2025 (e)	17,700	17,637

Total U.S. Treasury Obligations (Cost $332,989)		325,194

MORTGAGE-BACKED SECURITIES 14.4%
Adjustable Rate Mortgage Trust
2.623% due 02/25/2036	254	215
2.653% due 11/25/2035 ^	355	305
4.827% due 01/25/2036 ^	167	150
5.019% due 11/25/2035 ^	650	591
American Home Mortgage Assets Trust
0.371% due 09/25/2046	1,159	874
0.391% due 10/25/2046	912	630
1.057% due 11/25/2046	785	424
American Home Mortgage Investment Trust
0.471% due 02/25/2045	181	181
Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	318	265
16.541% due 09/25/2035 ^	322	401
Banc of America Funding Ltd.
0.436% due 10/03/2039	4,170	4,111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Trust
0.371% due 10/20/2036	$309	$234
0.391% due 04/25/2037 ^	254	181
0.481% due 05/20/2047	155	129
0.581% due 05/25/2037 ^	215	157
2.655% due 02/20/2036	1,070	1,064
2.809% due 09/20/2047 ^	439	329
2.831% due 04/20/2035	364	269
5.399% due 09/20/2046 ^	250	209
5.500% due 03/25/2036 ^	58	54
Banc of America Mortgage Trust
2.622% due 02/25/2033	2	2
2.655% due 07/25/2035 ^	84	78
5.500% due 09/25/2035 ^	1,220	1,178
5.500% due 05/25/2037 ^	323	247
BCAP LLC Trust
0.331% due 05/25/2047 ^	171	129
0.334% due 03/26/2037	134	131
0.374% due 07/26/2036	444	424
0.401% due 05/25/2047 ^	1,102	837
0.409% due 05/26/2047	344	332
0.423% due 07/26/2035	174	172
0.674% due 05/26/2035	150	142
0.694% due 11/26/2035	281	275
0.831% due 09/25/2047	255	219
0.914% due 01/26/2036	167	165
0.961% due 11/26/2046	381	368
1.582% due 10/26/2035	277	278
2.256% due 07/26/2036	915	915
2.396% due 01/26/2034	111	111
2.617% due 02/26/2035	225	223
2.628% due 06/26/2035	453	457
2.740% due 03/26/2037	325	261
3.008% due 07/26/2036	298	298
4.000% due 02/26/2037	393	390
4.379% due 07/26/2036	589	523
4.616% due 03/27/2037	431	284
4.896% due 07/26/2036	86	69
11.968% due 10/26/2036	429	409
BCRR Trust
5.989% due 08/17/2045	4,032	4,309
Bear Stearns Adjustable Rate Mortgage Trust
2.260% due 08/25/2035	5,649	5,695
2.410% due 10/25/2035	1,690	1,670
2.451% due 06/25/2035 ^	74	66
2.455% due 12/25/2046 ^	2,239	1,931
2.485% due 02/25/2036 ^	294	246
2.515% due 03/25/2035	2,301	2,312
2.605% due 11/25/2034	191	185
2.640% due 03/25/2035	139	136
2.646% due 02/25/2034	159	159
2.668% due 01/25/2034	148	148
2.695% due 05/25/2034	77	76
2.705% due 10/25/2035	295	293
2.722% due 01/25/2035	40	40

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	61

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.753% due 05/25/2047 ^	$583	$511
5.036% due 08/25/2035	153	135
Bear Stearns ALT-A Trust
0.621% due 04/25/2036	327	245
2.438% due 02/25/2036 ^	72	57
2.495% due 06/25/2034	4,691	4,308
2.522% due 08/25/2036 ^	418	264
2.526% due 05/25/2035	136	133
2.671% due 02/25/2036 ^	713	557
4.258% due 11/25/2036 ^	234	180
4.822% due 07/25/2035 ^	1,128	934
5.036% due 05/25/2036 ^	1,030	752
Bear Stearns Mortgage Funding Trust
0.371% due 01/25/2037	181	148
Bear Stearns Mortgage Securities, Inc.
6.359% due 03/25/2031	11	11
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036	1,755	1,433
Chase Mortgage Finance Trust
2.456% due 03/25/2037 ^	203	185
5.083% due 03/25/2037 ^	111	105
5.571% due 09/25/2036 ^	3,669	3,308
6.000% due 05/25/2037	223	198
ChaseFlex Trust
0.481% due 07/25/2037	379	328
4.671% due 08/25/2037 ^	73	61
5.000% due 07/25/2037 ^	222	199
Citigroup Commercial Mortgage Trust
5.322% due 12/17/2049	9,862	10,262
5.858% due 07/17/2040	13,501	13,720
Citigroup Mortgage Loan Trust, Inc.
0.344% due 10/25/2046	300	290
2.278% due 10/25/2046	465	376
2.500% due 11/25/2035	319	317
2.504% due 09/25/2037	200	190
2.510% due 10/25/2035	460	457
2.578% due 08/25/2035	92	92
2.592% due 12/25/2035 ^	230	176
2.706% due 09/25/2037 ^	1,332	1,200
2.740% due 03/25/2037 ^	224	182
5.189% due 08/25/2035	3,581	3,549
5.500% due 12/25/2035	261	204
6.434% due 11/25/2037	181	150
CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	314	289
Community Program Loan Trust
4.500% due 04/01/2029	368	373
Countrywide Alternative Loan Resecuritization Trust
3.058% due 03/25/2047	328	306
6.000% due 08/25/2037 ^	255	209
Countrywide Alternative Loan Trust
0.321% due 08/25/2037	1,541	1,313
0.341% due 12/25/2046 ^	295	299

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.351% due 11/25/2036	$2,157	$2,025
0.351% due 01/25/2037 ^	416	398
0.361% due 11/25/2036	270	252
0.361% due 02/20/2047	2,820	2,127
0.361% due 05/25/2047	2,482	2,088
0.371% due 07/25/2046 ^	238	216
0.371% due 09/25/2046 ^	969	830
0.371% due 10/25/2046	451	440
0.391% due 07/20/2046 ^	93	69
0.401% due 05/25/2035	4,000	3,422
0.431% due 06/25/2035	280	247
0.441% due 07/25/2035	276	240
0.441% due 12/25/2035	1,978	1,772
0.451% due 05/25/2036 ^	59	47
0.484% due 10/25/2035	268	214
0.491% due 08/25/2035 ^	389	308
0.681% due 05/25/2035	643	544
0.681% due 05/25/2035 ^	6,329	5,346
0.954% due 09/25/2034	121	119
1.137% due 02/25/2036	865	782
2.415% due 05/25/2036	129	101
2.542% due 08/25/2035	477	407
4.496% due 06/25/2047	376	328
5.230% due 11/25/2035 ^	213	173
5.500% due 11/25/2035	210	170
5.500% due 02/25/2036 ^	173	160
5.750% due 03/25/2037 ^	289	260
5.750% due 04/25/2047 ^	257	230
6.000% due 12/25/2034	173	179
6.000% due 03/25/2036 ^	428	382
6.000% due 08/25/2036 ^	661	616
6.000% due 02/25/2037 ^	865	682
6.000% due 04/25/2037	174	150
6.000% due 05/25/2037 ^	781	651
6.000% due 08/25/2037 ^	820	693
6.250% due 11/25/2036 ^	180	171
6.500% due 12/25/2036 ^	129	106
6.500% due 08/25/2037 ^	557	395
19.302% due 07/25/2035	107	146
Countrywide Home Loan Mortgage Pass-Through Trust
0.411% due 05/25/2035	165	140
0.481% due 04/25/2046 ^	129	73
0.501% due 03/25/2035	1,163	1,117
0.521% due 03/25/2036	811	426
0.551% due 02/25/2035	767	673
0.571% due 02/25/2035	650	501
0.721% due 02/25/2035	35	34
0.801% due 03/25/2035	778	669
2.313% due 02/20/2036 ^	100	95
2.415% due 05/20/2036	138	127
2.420% due 11/25/2034	218	207
2.443% due 08/25/2034	154	142
2.455% due 04/25/2035 ^	281	85
2.517% due 02/20/2036	728	616
2.544% due 05/20/2036 ^	326	274

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.653% due 11/25/2037	$531	$471
4.880% due 01/25/2036 ^	302	283
5.011% due 10/20/2035	201	181
5.500% due 07/25/2037 ^	775	715
5.750% due 12/25/2035 ^	306	290
6.000% due 02/25/2037 ^	900	865
6.000% due 03/25/2037 ^	296	280
6.000% due 07/25/2037	531	463
6.500% due 11/25/2036 ^	1,972	1,827
Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035	202	203
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	9	8
1.331% due 09/25/2034 ^	193	165
Credit Suisse Mortgage Capital Certificates
0.324% due 03/27/2036	191	188
0.411% due 05/27/2037	100	86
0.536% due 12/27/2035	280	269
2.366% due 04/26/2038	1,900	1,860
2.551% due 09/27/2036	277	278
2.700% due 04/28/2037	572	394
2.784% due 08/28/2036	172	167
Deutsche ALT-A Securities, Inc.
0.371% due 08/25/2047	868	733
0.481% due 04/25/2037	682	383
Deutsche ALT-B Securities, Inc.
0.341% due 01/25/2047	190	143
Deutsche Mortgage & Asset Receiving Corp.
0.414% due 11/27/2036	500	429
Downey Savings & Loan Association Mortgage Loan Trust
0.501% due 07/19/2045 ^	100	16
First Horizon Alternative Mortgage Securities Trust
2.248% due 04/25/2036 ^	372	312
2.281% due 01/25/2036 ^	739	596
First Horizon Mortgage Pass-Through Trust
2.563% due 11/25/2037 ^	154	137
6.250% due 11/25/2036	1,016	1,017
GMAC Mortgage Corp. Loan Trust
2.941% due 11/19/2035	287	265
Granite Master Issuer PLC
0.361% due 12/20/2054	2,377	2,365
Greenpoint Mortgage Funding Trust
0.381% due 12/25/2046 ^	373	222
GSC Capital Corp. Mortgage Trust
0.361% due 05/25/2036 ^	310	240
GSR Mortgage Loan Trust
2.589% due 09/25/2034	197	187
2.652% due 04/25/2035	128	124
2.677% due 09/25/2035	786	789
2.684% due 04/25/2035	105	105
2.738% due 11/25/2035	271	247

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HarborView Mortgage Loan Trust
0.371% due 01/19/2038	$76	$65
0.401% due 05/19/2035	5,269	4,406
0.431% due 01/19/2036	230	159
0.431% due 01/19/2038 ^	159	54
0.431% due 09/19/2046 ^	33	3
0.861% due 01/19/2035	94	79
0.904% due 07/19/2045	102	95
2.528% due 12/19/2035 ^	276	213
2.650% due 12/19/2035 ^	239	213
HomeBanc Mortgage Trust
0.361% due 12/25/2036	232	202
Impac Secured Assets Trust
0.331% due 11/25/2036	2,088	1,518
0.351% due 01/25/2037	489	425
IndyMac Mortgage Loan Trust
0.361% due 07/25/2047	621	451
0.371% due 09/25/2046	229	197
0.461% due 03/25/2035	534	474
0.481% due 11/25/2035 ^	339	206
2.105% due 06/25/2037 ^	187	143
2.643% due 06/25/2035 ^	168	147
4.276% due 06/25/2036	2,928	2,739
4.375% due 11/25/2035 ^	318	272
4.504% due 08/25/2035	1,937	1,660
4.518% due 09/25/2035 ^	208	179
4.643% due 10/25/2035	1,721	1,453
4.766% due 08/25/2036	4,699	4,592
JPMorgan Alternative Loan Trust
0.676% due 06/27/2037	7,833	6,442
3.144% due 12/25/2036	104	96
JPMorgan Mortgage Trust
2.393% due 11/25/2035	184	176
2.472% due 04/25/2035	87	87
2.478% due 01/25/2037 ^	52	47
2.541% due 07/25/2035	808	812
2.557% due 07/25/2035	1,069	1,090
2.593% due 09/25/2034	642	637
2.635% due 04/25/2035	98	99
5.019% due 11/25/2035	181	172
5.166% due 06/25/2037 ^	394	363
6.000% due 01/25/2036	242	219
JPMorgan Resecuritization Trust
2.322% due 05/27/2037	8,084	7,883
2.564% due 08/27/2037	216	219
Lavender Trust
6.250% due 10/26/2036	319	240
Lehman Mortgage Trust
5.424% due 01/25/2036 ^	385	362
5.672% due 12/25/2035	475	393
6.000% due 07/25/2036 ^	153	124
Lehman XS Trust
0.331% due 07/25/2047 ^	173	168

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	63

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.381% due 08/25/2046 ^	$144	$111
0.411% due 04/25/2046 ^	125	96
0.411% due 08/25/2046 ^	3	0
0.421% due 11/25/2046 ^	120	33
Luminent Mortgage Trust
0.351% due 12/25/2036	1,277	1,062
0.381% due 10/25/2046	424	364
MASTR Adjustable Rate Mortgages Trust
0.421% due 05/25/2037	207	140
MASTR Reperforming Loan Trust
7.000% due 05/25/2035	1,617	1,642
8.000% due 07/25/2035	1,453	1,502
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.609% due 10/20/2029	90	91
Merrill Lynch Alternative Note Asset Trust
0.361% due 04/25/2037	1,141	1,065
0.481% due 03/25/2037	1,276	638
6.000% due 05/25/2037 ^	310	248
Merrill Lynch Mortgage Investors Trust
0.641% due 04/25/2029	119	115
0.834% due 11/25/2029	139	134
0.841% due 09/25/2029	115	115
1.357% due 07/25/2029	122	117
1.582% due 10/25/2035	588	572
2.124% due 02/25/2036	99	98
2.693% due 11/25/2035	236	236
Morgan Stanley Dean Witter Capital, Inc. Trust
1.699% due 03/25/2033	165	155
Morgan Stanley Mortgage Loan Trust
0.461% due 11/25/2035	197	191
0.501% due 01/25/2035	100	94
2.133% due 06/25/2036	257	251
6.000% due 10/25/2037 ^	134	115
Morgan Stanley Re-REMIC Trust
0.484% due 01/26/2051	554	529
0.487% due 02/26/2037	411	271
0.495% due 03/26/2037	220	161
5.500% due 08/26/2047	125	130
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034	770	820
Nomura Asset Acceptance Corp.
4.064% due 02/25/2036 ^	1,171	975
RBSSP Resecuritization Trust
0.424% due 02/26/2037	2,498	2,355
0.494% due 03/26/2037	8,124	7,968
Residential Accredit Loans, Inc. Trust
0.351% due 12/25/2036	696	539
0.381% due 05/25/2047	271	226
0.391% due 06/25/2037	217	165
0.431% due 08/25/2037	695	557
0.481% due 01/25/2035	204	196
0.481% due 08/25/2035	298	233

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.581% due 10/25/2045	$233	$184
3.192% due 02/25/2035 ^	649	526
3.527% due 02/25/2036 ^	217	163
8.000% due 04/25/2036 ^	298	289
Residential Asset Securitization Trust
6.000% due 06/25/2036	288	214
6.000% due 11/25/2036 ^	186	134
6.000% due 03/25/2037 ^	175	125
6.250% due 11/25/2036	127	94
6.500% due 04/25/2037 ^	1,534	1,008
Residential Funding Mortgage Securities, Inc. Trust
3.492% due 03/25/2035	2,047	1,674
5.500% due 02/25/2035	116	117
6.000% due 09/25/2036 ^	512	472
Structured Adjustable Rate Mortgage Loan Trust
0.501% due 10/25/2035	2,833	2,458
0.916% due 06/25/2034	761	716
1.547% due 05/25/2035	913	649
2.443% due 12/25/2035 ^	212	206
2.458% due 10/25/2034	114	116
2.489% due 02/25/2036 ^	583	472
2.608% due 01/25/2036 ^	6	6
2.610% due 10/25/2036 ^	313	235
2.612% due 09/25/2036 ^	6,140	3,894
2.677% due 06/25/2036 ^	118	100
4.519% due 07/25/2037 ^	11	10
Structured Asset Mortgage Investments Trust
0.311% due 03/25/2037	315	239
0.361% due 09/25/2047	141	121
0.371% due 06/25/2036	16,160	13,286
0.371% due 07/25/2046	1,000	803
0.371% due 09/25/2047	1,482	1,105
0.381% due 05/25/2036	1,561	1,167
0.391% due 09/25/2047 ^	3,027	2,113
0.401% due 05/25/2046	1,290	726
0.441% due 05/25/2046 ^	110	40
0.881% due 03/19/2034	741	685
0.881% due 02/19/2035	334	324
0.918% due 12/19/2033	757	732
1.594% due 02/25/2036	1,120	982
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.839% due 05/25/2032	1	1
2.217% due 01/25/2032	5	5
2.398% due 02/25/2034	172	169
2.516% due 02/25/2032	2	2
2.702% due 08/25/2032	88	87
Structured Asset Securities Corp. Trust
0.531% due 02/25/2035	88	82
Suntrust Adjustable Rate Mortgage Loan Trust
6.013% due 02/25/2037 ^	709	605
Thornburg Mortgage Securities Trust
0.821% due 09/25/2043	102	99
0.921% due 09/25/2044	94	91

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.504% due 09/25/2037	$207	$204
Wachovia Mortgage Loan Trust LLC
5.419% due 10/20/2035	157	154
WaMu Mortgage Pass-Through Certificates Trust
0.451% due 12/25/2045	16	16
0.501% due 01/25/2045	495	468
0.578% due 10/25/2044	2,125	2,063
0.591% due 11/25/2045	409	364
0.887% due 06/25/2047 ^	284	115
0.921% due 11/25/2034	414	394
0.947% due 07/25/2047	1,194	1,028
1.161% due 11/25/2034	1,140	1,085
1.337% due 11/25/2042	46	43
2.198% due 12/25/2036 ^	2,736	2,472
2.198% due 11/25/2046	405	368
2.234% due 08/25/2036 ^	270	236
2.381% due 08/25/2033	757	781
3.895% due 12/25/2036 ^	295	272
Washington Mutual Mortgage Pass-Through Certificates Trust
0.631% due 05/25/2035	854	686
0.837% due 04/25/2047	685	547
0.907% due 04/25/2047	1,001	803
4.669% due 09/25/2036 ^	214	122
Wells Fargo Alternative Loan Trust
2.596% due 07/25/2037 ^	156	133
Wells Fargo Mortgage-Backed Securities Trust
0.681% due 07/25/2037 ^	301	257
2.611% due 10/25/2036 ^	168	156
2.615% due 03/25/2036	1,949	1,947
2.616% due 08/25/2034	329	335
2.616% due 03/25/2035	2,995	3,016
2.617% due 10/25/2036 ^	1,592	1,487
2.619% due 01/25/2035	964	960
2.619% due 06/25/2035	5,570	5,530
2.641% due 07/25/2036 ^	3,384	3,310
2.659% due 03/25/2036 ^	265	255
5.349% due 05/25/2035	123	123
6.000% due 06/25/2037 ^	365	370

Total Mortgage-Backed Securities (Cost $255,990)		266,240

ASSET-BACKED SECURITIES 11.2%
Aames Mortgage Investment Trust
0.954% due 10/25/2035	200	160
1.374% due 06/25/2035	700	607
Accredited Mortgage Loan Trust
0.311% due 02/25/2037	3,631	3,478
0.441% due 09/25/2036	1,100	928
0.650% due 09/25/2035	200	159
ACE Securities Corp.
0.291% due 12/25/2036	407	171
0.321% due 07/25/2036	542	403

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.336% due 08/25/2036	$1,019	$860
0.341% due 05/25/2036	141	127
0.481% due 02/25/2036	200	178
0.651% due 10/25/2035	1,800	1,535
0.801% due 02/25/2036 ^	200	164
0.831% due 07/25/2035	100	84
0.834% due 11/25/2035	200	171
1.081% due 12/25/2034	190	174
1.156% due 06/25/2034	216	209
Aegis Asset-Backed Securities Trust
0.611% due 12/25/2035	200	139
0.661% due 06/25/2035	200	137
0.874% due 03/25/2035	300	243
1.181% due 03/25/2035 ^	200	186
Ameriquest Mortgage Securities Trust
0.571% due 03/25/2036	400	343
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.631% due 07/25/2035	800	716
0.631% due 01/25/2036	300	275
0.651% due 11/25/2035	200	165
0.701% due 09/25/2035	10,000	8,130
0.779% due 11/25/2034	64	63
0.781% due 08/25/2035	921	910
1.291% due 03/25/2035	200	160
Amortizing Residential Collateral Trust
0.761% due 07/25/2032	73	68
1.181% due 10/25/2034	342	337
Argent Securities Trust
0.331% due 09/25/2036	1,054	427
0.371% due 03/25/2036	417	225
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.411% due 01/25/2036	141	109
Asset-Backed Funding Certificates Trust
0.291% due 01/25/2037	649	399
0.341% due 01/25/2037	409	254
0.401% due 01/25/2037	246	154
0.801% due 04/25/2034	807	799
0.856% due 06/25/2035	425	389
1.181% due 06/25/2037	333	228
Asset-Backed Securities Corp. Home Equity Loan Trust
0.631% due 11/25/2035	300	266
1.081% due 06/25/2035	200	172
1.374% due 06/25/2034	200	169
3.175% due 08/15/2033	52	48
Basic Asset-Backed Securities Trust
0.491% due 04/25/2036	200	177
Bayview Financial Asset Trust
0.581% due 12/25/2039	443	421
Bear Stearns Asset-Backed Securities Trust
0.284% due 11/25/2036	202	199
0.331% due 06/25/2036	381	362

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	65

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.351% due 05/25/2036 ^	$389	$345
0.361% due 06/25/2047	146	142
0.371% due 05/25/2037	372	349
0.381% due 12/25/2036	549	515
0.451% due 06/25/2036	200	168
0.581% due 09/25/2046	348	300
0.604% due 12/25/2035	500	455
0.631% due 08/25/2036	400	340
0.674% due 12/25/2035	300	273
0.731% due 06/25/2036	300	259
0.771% due 06/25/2043	1,956	1,872
0.874% due 11/25/2035 ^	269	228
1.134% due 04/25/2035	169	159
1.431% due 08/25/2037	212	195
2.547% due 10/25/2036	83	62
22.897% due 03/25/2036 ^	257	311
Carrington Mortgage Loan Trust
0.401% due 01/25/2037	1,200	749
0.441% due 02/25/2037	1,400	1,003
1.231% due 05/25/2035	300	216
Cendant Mortgage Corp.
5.969% due 07/25/2043	31	32
Citigroup Mortgage Loan Trust, Inc.
0.321% due 12/25/2036	1,350	1,229
0.321% due 05/25/2037	92	90
0.351% due 05/25/2037	800	723
0.441% due 01/25/2037	300	247
0.491% due 12/25/2035	882	824
0.574% due 11/25/2046	456	387
0.591% due 10/25/2035	1,700	1,563
0.621% due 11/25/2045	300	271
0.641% due 09/25/2035	378	377
0.661% due 09/25/2035 ^	300	285
0.671% due 09/25/2035 ^	500	378
0.801% due 05/25/2035	200	158
5.596% due 05/25/2036 ^	243	159
Conseco Financial Corp.
6.810% due 12/01/2028	1,343	1,408
6.870% due 04/01/2030	513	563
7.060% due 02/01/2031	972	1,016
7.550% due 01/15/2029	99	104
Countrywide Asset-Backed Certificates
0.281% due 08/25/2037	41	41
0.301% due 06/25/2047	10	10
0.321% due 02/25/2037	187	181
0.321% due 07/25/2037	8,600	6,984
0.324% due 01/25/2037	253	241
0.331% due 12/25/2036	647	607
0.331% due 05/25/2037	1,486	1,326
0.341% due 01/25/2034	230	208
0.341% due 05/25/2036	1,348	1,322
0.341% due 03/25/2037	496	457
0.351% due 03/25/2037	774	762
0.351% due 05/25/2037	692	617
0.351% due 06/25/2047	815	733

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.361% due 06/25/2047	$1,131	$1,032
0.371% due 06/25/2047	600	520
0.401% due 09/25/2037	400	311
0.401% due 09/25/2047	3,200	2,383
0.411% due 10/25/2047	900	779
0.431% due 01/25/2046	200	140
0.431% due 06/25/2047	243	129
0.474% due 07/25/2036	500	449
0.531% due 04/25/2036	100	88
0.566% due 11/25/2035	264	253
0.581% due 06/25/2036	300	217
0.624% due 04/25/2036	100	72
0.631% due 03/25/2047 ^	190	136
0.661% due 12/25/2031	794	603
0.671% due 02/25/2036	200	159
0.701% due 12/25/2035	700	690
0.841% due 12/25/2035	300	252
1.231% due 08/25/2035	100	88
1.674% due 02/25/2035	300	262
5.530% due 04/25/2047 ^	363	379
Countrywide Asset-Backed Certificates Trust
0.331% due 03/25/2047	441	376
0.634% due 05/25/2036	600	493
0.681% due 08/25/2047	57	56
0.704% due 02/25/2036	200	172
0.794% due 08/25/2035	200	188
0.901% due 07/25/2034	289	274
0.904% due 07/25/2035	400	338
0.981% due 08/25/2047	1,300	1,112
1.074% due 04/25/2035	200	159
1.081% due 10/25/2034	363	353
1.156% due 02/25/2034	115	109
Credit-Based Asset Servicing and Securitization LLC
0.301% due 07/25/2037	20	13
0.401% due 07/25/2037	419	285
0.751% due 07/25/2036	300	274
1.126% due 04/25/2036	80	70
3.977% due 07/25/2035 ^	69	69
Delta Funding Home Equity Loan Trust
0.815% due 08/15/2030	83	76
EMC Mortgage Loan Trust
0.921% due 05/25/2040	19	17
First Franklin Mortgage Loan Trust
0.321% due 12/25/2036	421	264
0.331% due 07/25/2036	162	155
0.341% due 04/25/2036	412	349
0.421% due 04/25/2036	400	261
0.421% due 08/25/2036	400	277
0.541% due 10/25/2035	252	235
0.541% due 11/25/2035	200	131
0.631% due 06/25/2036	377	365
0.671% due 09/25/2035	298	291
0.691% due 09/25/2035	410	408
0.841% due 04/25/2035	258	258
0.991% due 04/25/2035	990	938

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.051% due 09/25/2034	$501	$448
1.126% due 03/25/2035	100	85
1.381% due 01/25/2035	122	102
1.606% due 10/25/2034	948	787
First NLC Trust
0.251% due 08/25/2037	76	43
0.634% due 05/25/2035	1,287	1,092
First Plus Home Loan Owners Trust
7.320% due 11/10/2023 ^	6	0
Fremont Home Loan Trust
0.331% due 01/25/2037	340	177
0.341% due 08/25/2036	259	108
0.351% due 02/25/2036	87	74
0.351% due 02/25/2037	1,185	672
0.451% due 02/25/2036	300	206
0.451% due 04/25/2036	3,000	1,826
0.671% due 07/25/2035	100	89
0.971% due 12/25/2029	15	13
GE-WMC Asset-Backed Pass-Through Certificates
0.431% due 12/25/2035	4,139	3,807
GSAA Home Equity Trust
0.301% due 04/25/2047	431	351
GSAMP Trust
0.271% due 01/25/2037	4,072	2,445
0.301% due 12/25/2036	1,291	724
0.331% due 06/25/2036	533	493
0.331% due 09/25/2036	434	206
0.331% due 12/25/2046	839	501
0.341% due 05/25/2046	67	61
0.381% due 11/25/2036	250	147
0.411% due 12/25/2046	252	152
0.421% due 12/25/2035	235	215
0.421% due 06/25/2036	401	254
0.451% due 04/25/2036	400	255
1.831% due 10/25/2034	130	121
Home Equity Asset Trust
1.276% due 05/25/2035	200	164
Home Equity Loan Trust
0.411% due 04/25/2037	800	540
0.521% due 04/25/2037	500	314
HSI Asset Securitization Corp. Trust
0.291% due 12/25/2036	305	146
0.351% due 12/25/2036	1,389	666
0.401% due 12/25/2036	926	448
0.571% due 11/25/2035	300	214
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.321% due 11/25/2036	663	519
0.341% due 11/25/2036	500	306
0.501% due 04/25/2047	500	350
IXIS Real Estate Capital Trust
0.601% due 02/25/2036	500	442

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Acquisition Corp.
0.361% due 02/25/2036	$462	$444
0.411% due 05/25/2035	487	475
JPMorgan Mortgage Acquisition Trust
0.334% due 05/25/2036	512	497
0.341% due 01/25/2036	200	183
0.341% due 01/25/2037	929	908
0.341% due 05/25/2037	200	183
0.344% due 04/25/2036	981	925
0.441% due 03/25/2037	300	231
0.441% due 05/25/2037	300	242
0.444% due 04/25/2036	300	261
0.444% due 05/25/2036	700	585
0.444% due 07/25/2036	200	146
0.461% due 01/25/2037	200	146
6.337% due 08/25/2036 ^	186	130
Lehman ABS Mortgage Loan Trust
0.271% due 06/25/2037	335	220
0.381% due 06/25/2037	270	180
Lehman XS Trust
0.324% due 04/25/2037 ^	1,250	931
0.351% due 02/25/2037 ^	2,072	1,161
Long Beach Mortgage Loan Trust
0.561% due 08/25/2045	268	250
0.611% due 11/25/2035	600	517
1.021% due 07/25/2031	360	336
1.231% due 06/25/2035	500	404
1.456% due 02/25/2035	200	157
1.606% due 03/25/2032	622	590
MASTR Asset-Backed Securities Trust
0.291% due 08/25/2036	238	127
0.331% due 08/25/2036	393	211
0.361% due 02/25/2036	541	322
0.421% due 06/25/2036	234	134
0.421% due 08/25/2036	236	129
0.481% due 01/25/2036	300	289
0.561% due 01/25/2036	300	232
0.681% due 10/25/2035 ^	393	297
0.931% due 12/25/2034 ^	131	126
Meritage Mortgage Loan Trust
0.931% due 11/25/2035	362	347
Merrill Lynch Mortgage Investors Trust
0.381% due 01/25/2037	128	124
0.421% due 08/25/2037	1,330	808
0.491% due 08/25/2036	300	272
0.631% due 02/25/2047	1,605	1,174
0.661% due 05/25/2036	499	456
MESA Trust
0.981% due 12/25/2031	1,000	917
Mid-State Capital Corp. Trust
6.005% due 08/15/2037	991	1,044
Morgan Stanley ABS Capital, Inc. Trust
0.251% due 10/25/2036	121	76

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.321% due 10/25/2036	$180	$114
0.321% due 11/25/2036	336	236
0.331% due 06/25/2036	708	593
0.331% due 09/25/2036	472	270
0.331% due 10/25/2036	291	201
0.331% due 11/25/2036	1,785	1,148
0.361% due 03/25/2037	530	299
0.381% due 02/25/2037	181	111
0.401% due 11/25/2036	420	298
0.431% due 03/25/2037	530	302
0.471% due 01/25/2036	2,000	1,804
0.491% due 12/25/2035	526	476
1.081% due 05/25/2034	174	160
1.111% due 03/25/2035	300	296
1.171% due 06/25/2035	400	361
1.231% due 04/25/2035	200	146
1.431% due 07/25/2037	400	280
1.831% due 03/25/2034	1,578	1,381
Morgan Stanley Dean Witter Capital, Inc. Trust
1.531% due 02/25/2033	1,202	1,151
Morgan Stanley Home Equity Loan Trust
0.341% due 04/25/2036	176	133
0.351% due 04/25/2037	822	534
0.411% due 04/25/2037	274	179
Morgan Stanley Mortgage Loan Trust
0.411% due 02/25/2037	221	131
0.541% due 04/25/2037	381	208
5.750% due 11/25/2036 ^	327	170
5.965% due 09/25/2046 ^	578	406
New Century Home Equity Loan Trust
0.411% due 02/25/2036	60	59
0.431% due 12/25/2035	260	255
0.461% due 10/25/2035	294	293
0.631% due 06/25/2035	1,000	953
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.591% due 02/25/2036	200	182
6.032% due 10/25/2036	202	112
NovaStar Mortgage Funding Trust
0.331% due 06/25/2036	195	129
0.551% due 01/25/2036	75	74
0.651% due 01/25/2036	7,500	5,932
Option One Mortgage Loan Trust
0.321% due 01/25/2037	93	57
0.351% due 05/25/2037	238	142
0.401% due 01/25/2037	373	231
0.511% due 04/25/2037	173	106
0.541% due 01/25/2036	300	203
0.691% due 08/25/2035	400	308
Option One Mortgage Loan Trust Asset-Backed Certificates
0.621% due 11/25/2035	400	380
0.641% due 11/25/2035	1,100	819

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ownit Mortgage Loan Trust
0.781% due 10/25/2036 ^	$298	$224
Park Place Securities, Inc.
0.671% due 09/25/2035	200	163
Park Place Securities, Inc. Asset Backed Pass-Through Certificates
0.811% due 06/25/2035	200	174
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.671% due 08/25/2035	200	163
0.671% due 09/25/2035	500	408
0.711% due 07/25/2035	400	353
0.731% due 07/25/2035	950	725
0.931% due 03/25/2035	400	336
1.021% due 01/25/2036	100	96
1.126% due 02/25/2035	100	100
1.231% due 10/25/2034	500	426
1.426% due 01/25/2036	300	269
1.981% due 12/25/2034	676	572
People’s Choice Home Loan Securities Trust
0.894% due 05/25/2035 ^	200	184
People’s Financial Realty Mortgage Securities Trust
0.321% due 09/25/2036	477	198
Popular ABS Mortgage Pass-Through Trust
0.441% due 11/25/2046	200	175
0.571% due 02/25/2036	400	334
RAAC Trust
0.481% due 06/25/2044	119	103
0.531% due 11/25/2046	792	690
0.574% due 09/25/2045	4,100	3,336
0.581% due 06/25/2047	174	163
1.381% due 10/25/2045	250	227
1.681% due 09/25/2047	600	491
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036	578	375
7.238% due 09/25/2037	287	192
Residential Asset Mortgage Products Trust
0.341% due 12/25/2036	234	227
0.341% due 02/25/2037	554	506
0.394% due 10/25/2034	127	116
0.461% due 09/25/2036	300	252
0.481% due 05/25/2036 ^	1,936	1,478
0.501% due 01/25/2036	1,000	767
0.611% due 11/25/2035	250	222
0.621% due 10/25/2035	200	190
0.641% due 10/25/2035	100	85
0.661% due 09/25/2035	300	261
1.074% due 08/25/2034	276	266
5.625% due 07/25/2034 ^	1,894	1,777
5.634% due 01/25/2034	2,128	2,268
Residential Asset Securities Corp. Trust
0.311% due 11/25/2036	916	758
0.341% due 11/25/2036	962	825

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.351% due 11/25/2036	$1,163	$1,025
0.421% due 09/25/2036	900	792
0.431% due 04/25/2037	400	364
0.451% due 05/25/2037	300	272
0.461% due 06/25/2036	1,000	795
0.504% due 12/25/2035	280	199
0.521% due 04/25/2037	1,600	1,136
0.561% due 02/25/2036	400	353
0.591% due 01/25/2036	200	176
0.601% due 10/25/2035	300	266
0.601% due 12/25/2035	400	342
0.621% due 11/25/2035	300	262
0.641% due 11/25/2035	300	237
0.826% due 03/25/2035	1,857	1,706
0.939% due 03/25/2034	111	103
1.021% due 12/25/2034	61	59
7.140% due 04/25/2032 ^	27	0
Salomon Mortgage Loan Trust
1.074% due 11/25/2033	372	369
Saxon Asset Securities Trust
1.351% due 07/25/2031	94	90
Securitized Asset-Backed Receivables LLC Trust
0.271% due 07/25/2036	303	152
0.321% due 05/25/2036	661	372
0.341% due 07/25/2036	296	151
0.421% due 07/25/2036	254	131
0.431% due 05/25/2036	1,466	848
0.451% due 03/25/2036	338	279
0.461% due 08/25/2035	266	264
0.621% due 08/25/2035	400	259
0.856% due 01/25/2035	199	189
1.141% due 01/25/2036 ^	173	145
3.395% due 01/25/2036 ^	84	63
SG Mortgage Securities Trust
0.341% due 07/25/2036	35,500	14,479
0.631% due 10/25/2035	1,000	819
SLM Student Loan Trust
1.777% due 04/25/2023	10,315	10,598
Soundview Home Loan Trust
0.261% due 06/25/2037	79	48
0.291% due 02/25/2037	371	167
0.331% due 01/25/2037	89	87
0.341% due 11/25/2036	778	664
0.361% due 02/25/2037	520	237
0.361% due 07/25/2037	2,825	1,787
0.531% due 03/25/2036	400	328
1.006% due 06/25/2035	300	271
1.131% due 10/25/2037	575	406
South Carolina Student Loan Corp.
1.262% due 09/03/2024	600	606
Specialty Underwriting & Residential Finance Trust
0.331% due 09/25/2037	173	102
0.331% due 11/25/2037	1,100	609
0.451% due 04/25/2037	295	169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.156% due 12/25/2035	$600	$536
Structured Asset Investment Loan Trust
0.331% due 09/25/2036	457	364
0.371% due 03/25/2036	923	820
0.481% due 01/25/2036	313	243
1.081% due 05/25/2035	600	502
1.306% due 07/25/2033	129	124
Structured Asset Securities Corp. Mortgage Loan Trust
0.321% due 09/25/2036	709	695
0.331% due 09/25/2036	249	212
0.341% due 03/25/2036	224	216
0.351% due 12/25/2036	345	303
0.391% due 02/25/2037	1,205	1,070
0.411% due 01/25/2037	3,362	2,216
0.431% due 09/25/2036	200	160
0.551% due 04/25/2036	600	518
1.081% due 08/25/2037	497	472
1.181% due 08/25/2037	1,362	1,310
Structured Asset Securities Corp. Trust
0.641% due 09/25/2035	700	520
Wells Fargo Home Equity Asset-Backed Securities Trust
0.511% due 05/25/2036	300	241
0.811% due 03/25/2035	1,000	889
0.811% due 11/25/2035	200	180
1.231% due 02/25/2035	200	182

Total Asset-Backed Securities (Cost $203,852)		208,027

SOVEREIGN ISSUES 0.5%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016	1,400	1,420
Qatar Government International Bond
6.400% due 01/20/2040	2,300	3,140
Venezuela Government International Bond
9.250% due 05/07/2028	10,000	4,500

Total Sovereign Issues (Cost $10,987)		9,060

SHORT-TERM INSTRUMENTS 4.6%

REPURCHASE AGREEMENTS (d) 3.5%
		64,236

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.1%
0.034% due 06/11/2015 - 09/17/2015 (a)(e)(g)(i)	$20,546	$20,545

Total Short-Term Instruments (Cost $84,779)		84,781

Total Investments in Securities (Cost $2,613,640)		2,668,240

Total Investments 144.2% (Cost $2,613,640)		$2,668,240

Financial Derivative Instruments (f)(h) (0.9%) (Cost or Premiums, net $(10,307))		(16,713)

Other Assets and Liabilities, net (43.3%)		(800,678)

Net Assets 100.0%		$1,850,849

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/07/2019 - 08/08/2019	08/07/2014	$17,180	$16,649	0.90%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.220%	04/30/2015	05/01/2015	$37,800	U.S. Treasury Bonds 4.625% due 02/15/2040	$(38,871)	$37,800	$37,800
NOM	0.120%	04/30/2015	05/01/2015	18,000	U.S. Treasury Notes 1.500% due 11/30/2019	(18,407)	18,000	18,000
SGY	0.200%	04/30/2015	05/01/2015	5,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2019	(5,102)	5,000	5,000
SSB	0.000%	04/30/2015	05/01/2015	3,436	U.S. Treasury Notes 0.750% due 12/31/2017	(3,509)	3,436	3,436

Total Repurchase Agreements						$(65,889)	$64,236	$64,236

(1)	Includes accrued interest.

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BPG	0.410%	04/21/2015	06/02/2015	$	(11,184)	$(11,185)
	0.420%	04/02/2015	05/05/2015		(13,273)	(13,277)
	0.420%	05/05/2015	06/03/2015		(13,301)	(13,301)
	0.440%	04/21/2015	06/02/2015		(12,475)	(12,477)
	0.480%	02/20/2015	05/18/2015		(20,422)	(20,441)
BRC	0.450%	04/06/2015	05/01/2015		(4,940)	(4,942)
	0.600%	04/14/2015	07/14/2015		(9,880)	(9,883)
	0.600%	05/01/2015	08/03/2015		(4,988)	(4,987)
DEU	0.010%	05/01/2015	05/04/2015		(5,778)	(5,778)
GRE	0.220%	04/20/2015	05/04/2015		(19,903)	(19,905)
	0.230%	05/01/2015	05/19/2015		(8,285)	(8,284)
	0.250%	04/16/2015	05/18/2015		(32,967)	(32,970)
JPS	0.040%	04/30/2015	05/07/2015		(23,620)	(23,620)
SGY	0.010%	04/30/2015	05/01/2015		(5,000)	(5,000)
UBS	0.650%	02/17/2015	05/18/2015		(10,577)	(10,591)

Total Reverse Repurchase Agreements						$(196,641)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BCY	0.180%	04/22/2015	05/06/2015	$	(6,527)	$(6,530)
	0.190%	04/23/2015	05/26/2015		(102)	(102)
	0.213%	04/27/2015	05/20/2015		(1,081)	(1,065)
	0.220%	04/08/2015	05/08/2015		(2,597)	(2,599)
	0.220%	04/09/2015	05/11/2015		(6,710)	(6,717)
	0.260%	04/17/2015	05/01/2015		(4,901)	(4,901)
BPG	(0.020%)	04/30/2015	05/05/2015		(11,900)	(11,903)
	0.150%	04/28/2015	05/05/2015		(1,278)	(1,279)
BPS	0.070%	02/05/2015	05/07/2015	EUR	(110,391)	(123,274)
GSC	0.170%	04/22/2015	05/06/2015	$	(2,673)	(2,674)
	0.190%	04/20/2015	05/04/2015		(2,637)	(2,637)
	0.220%	04/24/2015	05/08/2015		(7,399)	(7,403)
	0.230%	05/01/2015	05/08/2015		(758)	(759)
MSC	0.240%	04/28/2015	05/12/2015		(4,742)	(4,747)

Total Sale-Buyback Transactions						$(176,590)

(2)	The average amount of borrowings outstanding during the period ended April 30, 2015 was $348,275 at a weighted average interest rate of 0.340%.
(3)	Payable for sale-buyback transactions includes $86 of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2015:

(e)	Securities with an aggregate market value of $357,567 have been pledged as collateral under the terms of the following master agreements as of April 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BPG	$0	$(70,681)	$0	$0	$(70,681)	$60,025	$(10,656)
BRC	0	(19,812)	0	0	(19,812)	15,413	(4,399)
DEU	0	(5,778)	0	0	(5,778)	5,780	2
GRE	0	(61,159)	0	0	(61,159)	60,455	(704)
JPS	0	(23,620)	0	0	(23,620)	23,011	(609)
MSC	37,800	0	0	0	37,800	(38,871)	(1,071)
NOM	18,000	0	0	0	18,000	(18,407)	(407)
SGY	5,000	(5,000)	0	0	0	(120)	(120)
SSB	3,436	0	0	0	3,436	(3,509)	(73)
UBS	0	(10,591)	0	0	(10,591)	11,483	892

Master Securities Forward Transaction Agreement
BCY	0	0	(21,914)	0	(21,914)	21,571	(343)
BPG	0	0	(13,182)	0	(13,182)	13,093	(89)
BPS	0	0	(123,274)	0	(123,274)	120,479	(2,795)
GSC	0	0	(13,473)	0	(13,473)	13,335	(138)
MSC	0	0	(4,747)	0	(4,747)	4,332	(415)

Total Borrowings and Other Financing Transactions	$64,236	$(196,641)	$(176,590)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	4,329	$(1,033)	$162	$0
90-Day Eurodollar March Futures	Short	03/2016	4,351	(1,245)	217	0
90-Day Eurodollar September Futures	Short	09/2015	2,634	(497)	66	0
Euro-Bund 10-Year Bond June Futures	Long	06/2015	1,464	(1,754)	0	(4,225)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	1,186	752	0	(167)
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	406	(938)	0	(114)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2015	4,000	(81)	77	0

Total Futures Contracts				$(4,796)	$522	$(4,506)

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	06/17/2017	$	1,000,000	$(6,903)	$(5,483)	$391	$0
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		269,500	14,623	1,129	0	(342)
Pay	3-Month USD-LIBOR	3.250%	06/17/2045		59,600	9,258	12	0	(208)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	7,290,000	(2,904)	(1,356)	132	0
Pay	28-Day MXN-TIIE	6.150%	06/07/2024	MXN	68,000	38	90	0	(20)

Total Swap Agreements						$14,112	$(5,608)	$523	$(570)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of April 30, 2015:

(g)	Securities with an aggregate market value of $17,311 and cash of $7,491 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$522	$523	$1,045	$0	$(4,506)	$(570)	$(5,076)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2015		ILS	76,018	$		19,125	$0	$(561)
	05/2015		JPY	7,246,800			60,652	0	(42)
	05/2015	$		1,512		EUR	1,408	69	0
	05/2015			46,026		GBP	30,330	530	0
	06/2015		GBP	30,330	$		46,017	0	(530)
	06/2015		ILS	189,860			47,849	0	(1,321)

BPS	05/2015		BRL	15,714			4,940	0	(275)
	05/2015		EUR	83,521			89,901	0	(3,882)
	05/2015	$		5,249		BRL	15,714	0	(34)

CBK	05/2015		MXN	7,842	$		503	0	(8)
	05/2015	$		33,550		AUD	42,661	206	0
	05/2015			3,125		CAD	3,949	148	0
	05/2015			77,775		EUR	71,748	2,789	0
	06/2015		EUR	71,748	$		77,801	0	(2,791)

DUB	05/2015		BRL	15,714			5,249	34	0
	05/2015	$		5,064		BRL	15,714	151	0
	06/2015		BRL	15,714	$		5,019	0	(145)

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2015	$		6,238		MXN	95,437	$0	$(33)
	07/2015			1,823		BRL	4,945	0	(213)

GLM	05/2015		AUD	42,661	$		33,352	0	(404)
	05/2015	$		984		EUR	914	43	0
	06/2015		ILS	56,892	$		14,355	0	(379)
	06/2015	$		33,302		AUD	42,661	404	0

JPM	05/2015			60,908		JPY	7,246,800	0	(214)
	06/2015		JPY	7,246,800	$		60,923	215	0

SCX	05/2015		GBP	30,330			44,858	0	(1,698)

UAG	05/2015	$		10,388		EUR	9,451	224	0

Total Forward Foreign Currency Contracts								$4,813	$(12,530)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC iTraxx Europe 23 5-Year Index	Buy	0.550%	07/15/2015	EUR	315,100	$(406)	$(426)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	07/15/2015		315,100	(400)	(369)

							$(806)	$(795)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC EUR versus USD	$	1.030	07/21/2015	EUR	74,136	$ (755)	$(227)
	Call - OTC GBP versus USD		1.550	07/21/2015	GBP	52,537	(551)	(1,140)

							$ (1,306)	$(1,367)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015	$573,500	$(4,195)	$(3,126)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015	573,500	(3,931)	(2,490)

							$(8,126)	$(5,616)

Total Written Options							$(10,238)	$(7,778)

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED APRIL 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$93,000	EUR	0	GBP	0	$(897)
Sales	3,908	1,341,000		704,336		52,537	(12,293)
Closing Buys	0	0		0		0	0
Expirations	(1,954)	(287,000)		0		0	2,229
Exercised	(1,954)	0		0		0	723

Balance at End of Period	0	$1,147,000	EUR	704,336	GBP	52,537	$(10,238)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at April 30, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Macy’s Retail Holdings, Inc.	(7.060%	)	09/20/2015	0.047%	$5,000	$0	$(180)	$0	$(180)

CREDIT DEFAULT SWAPS ON CORPORATE AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	BP Capital Markets America, Inc.	1.000%	12/20/2018	0.475%	EUR	8,200	$218	$(6)	$212	$0

GST	Bank of America Corp.	1.000%	03/20/2018	0.405%	$	30,000	(316)	883	567	0
	California State General Obligation Bonds, Series 2003	1.600%	12/20/2018	0.487%		25,000	0	1,038	1,038	0
	California State General Obligation Bonds, Series 2003	1.750%	12/20/2018	0.487%		11,000	0	518	518	0
	Connecticut State General Obligation Notes, Series 2007	1.600%	03/20/2021	0.989%		9,000	0	298	298	0

							$(98)	$2,731	$2,633	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
MYC	MCDX-24 5-Year Index	1.000%	06/20/2020	$9,000	$29	$11	$40	$0

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	8.300%	02/07/2019	MXN	40,400	$0	$320	$320	$0

Total Swap Agreements							$(69)	$2,882	$2,993	$(180)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of April 30, 2015:

(i)	Securities with an aggregate market value of $15,102 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$599	$0	$320	$919	$(2,454)	$0	$(180)	$(2,634)	$(1,715)	$2,065	$350
BPS	0	0	0	0	(4,191)	(1,367)	0	(5,558)	(5,558)	5,130	(428)
CBK	3,143	0	0	3,143	(2,799)	(795)	0	(3,594)	(451)	4	(447)
DUB	185	0	212	397	(391)	0	0	(391)	6	0	6
GLM	447	0	0	447	(783)	0	0	(783)	(336)	321	(15)
GST	0	0	2,421	2,421	0	0	0	0	2,421	(2,480)	(59)
JPM	215	0	0	215	(214)	0	0	(214)	1	0	1
MYC	0	0	40	40	0	(5,616)	0	(5,616)	(5,576)	4,913	(663)
SCX	0	0	0	0	(1,698)	0	0	(1,698)	(1,698)	2,018	320
UAG	224	0	0	224	0	0	0	0	224	0	224

Total Over the Counter	$4,813	$0	$2,993	$7,806	$(12,530)	$(7,778)	$(180)	$(20,488)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$522	$522
Swap Agreements	0	0	0	0	523	523

	$0	$0	$0	$0	$1,045	$1,045

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,813	$0	$4,813
Swap Agreements	0	2,673	0	0	320	2,993

	$0	$2,673	$0	$4,813	$320	$7,806

	$0	$2,673	$0	$4,813	$1,365	$8,851

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,506	$4,506
Swap Agreements	0	0	0	0	570	570

	$0	$0	$0	$0	$5,076	$5,076

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,530	$0	$12,530
Written Options	0	795	0	1,367	5,616	7,778
Swap Agreements	0	180	0	0	0	180

	$0	$975	$0	$13,897	$5,616	$20,488

	$0	$975	$0	$13,897	$10,692	$25,564

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended April 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,043	$1,043
Futures	0	0	0	0	10,726	10,726
Swap Agreements	0	0	0	0	(1,107)	(1,107)

	$0	$0	$0	$0	$10,662	$10,662

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,888	$0	$12,888
Purchased Options	0	0	0	0	(20)	(20)
Written Options	0	289	0	897	0	1,186
Swap Agreements	0	380	0	0	(10,165)	(9,785)

	$0	$669	$0	$13,785	$(10,185)	$4,269

	$0	$669	$0	$13,785	$477	$14,931

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4,796)	$(4,796)
Swap Agreements	0	0	0	0	(4,347)	(4,347)

	$0	$0	$0	$0	$(9,143)	$(9,143)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,693)	$0	$(9,693)
Purchased Options	0	0	0	0	20	20
Written Options	0	11	0	(493)	2,510	2,028
Swap Agreements	0	(131)	0	0	6,655	6,524

	$0	$(120)	$0	$(10,186)	$9,185	$(1,121)

	$0	$(120)	$0	$(10,186)	$42	$(10,264)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$351,042	$95,724	$446,766
Industrials	0	265,775	0	265,775
Utilities	0	65,025	0	65,025
Municipal Bonds & Notes
California	0	199,952	0	199,952
Illinois	0	15,962	0	15,962
Massachusetts	0	855	0	855
Michigan	0	1,533	0	1,533
New Jersey	0	1,442	0	1,442
New York	0	86,613	0	86,613
Ohio	0	17,814	0	17,814
Pennsylvania	0	10,471	0	10,471
Tennessee	0	134	0	134
Washington	0	8,744	0	8,744
West Virginia	0	26,987	0	26,987
U.S. Government Agencies	0	626,865	0	626,865
U.S. Treasury Obligations	0	325,194	0	325,194
Mortgage-Backed Securities	0	262,129	4,111	266,240
Asset-Backed Securities	0	208,027	0	208,027
Sovereign Issues	0	9,060	0	9,060
Short-Term Instruments
Repurchase Agreements	0	64,236	0	64,236
U.S. Treasury Bills	0	20,545	0	20,545

Total Investments	$0	$2,568,405	$99,835	$2,668,240

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$522	$523	$0	$1,045
Over the counter	0	7,806	0	7,806
	$522	$8,329	$0	$8,851

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,506)	(570)	0	(5,076)
Over the counter	0	(20,488)	0	(20,488)
	$(4,506)	$(21,058)	$0	$(25,564)

Totals	$(3,984)	$2,555,676	$99,835	$2,651,527

There were no significant transfers between Levels 1 and 2 during the period ended April 30, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended April 30, 2015:

Category and Subcategory	Beginning Balance at 10/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$28,852	$0	$(221)	$(5)	$4	$(805)	$79,074	$(11,175)	$95,724	$(866)
Mortgage-Backed Securities	5,988	0	(1,469)	2	15	5	0	(430)	4,111	(6)
Asset-Backed Securities	472	0	(59)	0	0	8	0	(421)	0	0

Totals	$35,312	$0	$(1,749)	$(3)	$19	$(792)	$79,074	$(12,026)	$99,835	$(872)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$79,074	Benchmark Pricing	Base Price	103.38
	16,650	Other Valuation Technique (2)	—	—
Mortgage-Backed Securities	4,111	Benchmark Pricing	Base Price	98.60

Total	$99,835

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques that are not considered significant to the Portfolio.

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	79

Schedule of Investments PIMCO Fixed Income SHares: Series R

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 142.9%

CORPORATE BONDS & NOTES 13.8%

BANKING & FINANCE 10.3%
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (c)	EUR	600	$782
Bank of America Corp.
5.650% due 05/01/2018		$500	553
Barclays Bank PLC
7.625% due 11/21/2022		1,700	1,995
Barclays PLC
6.500% due 09/15/2019 (c)	EUR	200	229
8.000% due 12/15/2020 (c)		1,900	2,358
BNP Paribas S.A.
0.716% due 05/07/2017		$4,400	4,407
LBG Capital PLC
15.000% due 12/21/2019	GBP	670	1,460
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	400	378
Stone Street Trust
5.902% due 12/15/2015		$6,100	6,263
UniCredit SpA
6.750% due 09/10/2021 (c)	EUR	1,400	1,602

			20,027

INDUSTRIALS 2.9%
Dynegy, Inc.
6.750% due 11/01/2019		$1,200	1,260
Zimmer Holdings, Inc.
1.450% due 04/01/2017		1,600	1,607
2.000% due 04/01/2018		2,700	2,726

			5,593

UTILITIES 0.6%
Petrobras Global Finance BV
2.415% due 01/15/2019		200	185
3.000% due 01/15/2019		100	94
4.375% due 05/20/2023		1,000	892

			1,171

Total Corporate Bonds & Notes (Cost $26,500)			26,791

U.S. GOVERNMENT AGENCIES 4.9%
Fannie Mae
0.626% due 02/25/2037		149	150
1.336% due 10/01/2044		8	8
Freddie Mac
1.987% due 09/01/2036		121	128
2.091% due 07/01/2036		110	116

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NCUA Guaranteed Notes
0.548% due 11/06/2017	$2,839	$2,846
2.650% due 10/29/2020	6,054	6,170

Total U.S. Government Agencies (Cost $9,303)		9,418

U.S. TREASURY OBLIGATIONS 84.4%
U.S. Treasury Bonds
2.500% due 02/15/2045 (e)	1,800	1,710
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017 (g)	3,926	4,012
0.125% due 04/15/2018 (e)(i)	19,948	20,434
0.125% due 04/15/2019	8,614	8,815
0.125% due 01/15/2022	5,185	5,255
0.125% due 07/15/2022	7,042	7,159
0.125% due 01/15/2023	5,389	5,440
0.250% due 01/15/2025 (e)	8,921	9,050
0.750% due 02/15/2042	2,607	2,616
0.750% due 02/15/2045	3,588	3,618
1.125% due 01/15/2021 (i)	268	289
1.375% due 02/15/2044 (e)	9,370	10,926
1.750% due 01/15/2028 (e)	43,887	51,547
1.875% due 07/15/2015 (g)(i)	3,137	3,177
1.875% due 07/15/2019 (e)(g)	8,365	9,256
2.000% due 01/15/2026 (i)	591	703
2.125% due 02/15/2041 (i)	1,500	2,008
2.375% due 01/15/2025	2,117	2,577
2.375% due 01/15/2027 (i)	1,047	1,297
2.500% due 01/15/2029	4,919	6,301
2.625% due 07/15/2017	6,002	6,524
3.875% due 04/15/2029 (i)	457	672

Total U.S. Treasury Obligations (Cost $161,017)		163,386

MORTGAGE-BACKED SECURITIES 4.1%
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035	18	19
2.515% due 03/25/2035	13	14
2.680% due 03/25/2035	54	54
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	21	21
2.280% due 09/25/2035	37	37
2.706% due 09/25/2037 ^	592	534
Commercial Mortgage Trust
3.156% due 07/10/2046	2,991	3,005
Countrywide Alternative Loan Trust
0.376% due 12/20/2046	2,001	1,532
1.137% due 02/25/2036	444	401
Countrywide Home Loan Mortgage Pass-Through Trust
2.349% due 04/20/2035	479	480

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Reperforming REMIC Trust
0.521% due 06/25/2035		$15	$13
Granite Mortgages PLC
0.886% due 03/20/2044	GBP	359	550
Grifonas Finance PLC
0.394% due 08/28/2039	EUR	229	176
GSR Mortgage Loan Trust
2.677% due 09/25/2035		$79	79
Merrill Lynch Mortgage Investors Trust
1.582% due 10/25/2035		504	491
Residential Accredit Loans, Inc. Trust
0.361% due 06/25/2046		322	145
Swan Trust
3.520% due 04/25/2041	AUD	490	391

Total Mortgage-Backed Securities (Cost $7,581)			7,942

ASSET-BACKED SECURITIES 3.9%
Bear Stearns Asset-Backed Securities Trust
1.181% due 10/25/2037		$266	250
2.281% due 03/25/2035		1,300	1,214
CIFC Funding Ltd.
1.575% due 01/19/2023		1,479	1,481
Citigroup Mortgage Loan Trust, Inc.
0.261% due 01/25/2037		328	225
0.471% due 10/25/2036		2,600	2,288
JPMorgan Mortgage Acquisition Corp.
0.916% due 07/25/2035		83	83
Magi Funding PLC
0.331% due 04/11/2021	EUR	27	30
Massachusetts Educational Financing Authority
1.227% due 04/25/2038		$129	130
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.901% due 03/25/2035		300	275
Residential Asset Securities Corp. Trust
0.601% due 12/25/2035		400	342
Saxon Asset Securities Trust
4.034% due 06/25/2033		323	328
Soundview Home Loan Trust
0.441% due 12/25/2035		765	754
Structured Asset Securities Corp. Mortgage Loan Trust
1.181% due 08/25/2037		102	98
Wood Street CLO BV
0.339% due 03/29/2021	EUR	61	68

Total Asset-Backed Securities (Cost $7,534)			7,566

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 30.7%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	1,300	$1,000
Denmark Government Bond
0.100% due 11/15/2023 (b)	DKK	39,230	6,404
France Government Bond
0.250% due 07/25/2018 (b)	EUR	5,343	6,315
0.700% due 07/25/2030 (b)		198	273
2.250% due 07/25/2020 (b)		169	225
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (b)		106	124
2.100% due 09/15/2017 (b)		804	965
2.350% due 09/15/2024 (b)		2,184	2,925
2.550% due 10/22/2016 (b)		130	151
3.100% due 09/15/2026 (b)		210	306
5.000% due 09/01/2040		100	166
5.500% due 11/01/2022		200	294
Mexico Government International Bond
3.010% due 06/29/2017	MXN	1,200	78
4.000% due 11/15/2040 (b)		11,255	808
4.000% due 11/08/2046 (b)		29,215	2,118
4.500% due 12/04/2025 (b)		37,280	2,795
4.500% due 11/22/2035 (b)		23,972	1,845
New South Wales Treasury Corp.
2.500% due 11/20/2035	AUD	367	363
New Zealand Government Bond
2.000% due 09/20/2025	NZD	516	402
2.500% due 09/20/2035		403	338
3.000% due 09/20/2030		1,227	1,081
Province of Ontario
3.450% due 06/02/2045	CAD	1,600	1,438
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	5,670	6,712
Spain Government Bond
1.000% due 11/30/2030 (b)		592	703
5.400% due 01/31/2023		7,500	11,045
United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	5,082	8,568
0.125% due 03/22/2058 (b)		903	2,096

Total Sovereign Issues (Cost $64,483)			59,538

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (d) 0.1%
			265

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	81

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.0%
0.013% due 05/21/2015 - 08/06/2015 (a)(i)	$1,962	$1,962

Total Short-Term Instruments (Cost $2,227)		2,227

Total Investments in Securities (Cost $278,645)		276,868

Total Investments 142.9% (Cost $278,645)		$276,868

Financial Derivative Instruments (f)(h) (3.1%) (Cost or Premiums, net $(696))		(5,975)

Other Assets and Liabilities, net (39.8%)		(77,200)

Net Assets 100.0%		$193,693

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	04/30/2015	05/01/2015	$265	U.S. Treasury Notes 1.375% due 06/30/2018	$(275)	$265	$265

Total Repurchase Agreements						$(275)	$265	$265

(1)	Includes accrued interest.

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BCY	0.180%	04/22/2015	05/06/2015	$	(1,079)	$(1,080)
	0.200%	04/23/2015	05/26/2015		(8,331)	(8,372)
	0.230%	04/09/2015	05/14/2015		(1,668)	(1,672)
BPG	0.250%	04/10/2015	05/13/2015		(44,083)	(44,169)
	0.250%	04/20/2015	05/04/2015		(4,480)	(4,482)
	0.260%	04/17/2015	05/04/2015		(19,219)	(19,231)
TDM	0.250%	05/01/2015	05/08/2015		(1,706)	(1,707)

Total Sale-Buyback Transactions						$(80,713)

(2)

As of April 30, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended April 30, 2015 was $117,747 at a weighted average interest rate of 0.222%.

(3)	Payable for sale-buyback transactions includes $144 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2015:

(e)	Securities with an aggregate market value of $80,387 have been pledged as collateral under the terms of the following master agreements as of April 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (1)
Global/Master Repurchase Agreement
SSB	$265	$0	$0	$0	$265	$(275)	$(10)

Master Securities Forward Transaction Agreement
BCY	0	0	(11,124)	0	(11,124)	11,008	(116)
BPG	0	0	(67,882)	0	(67,882)	67,672	(210)
TDM	0	0	(1,707)	0	(1,707)	1,710	3

Total Borrowings and Other Financing Transactions	$265	$0	$(80,713)	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	83

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$100.000	05/22/2015	139	$1	$2
Put - CBOT U.S. Treasury 10-Year Note June Futures	103.000	05/22/2015	154	1	3
Put - CBOT U.S. Treasury 5-Year Note June Futures	108.500	05/22/2015	554	5	4

				$7	$9

Total Purchased Options				$7	$9

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$127.500	05/22/2015	3	$(1)	$(1)
Call - CBOT U.S. Treasury 10-Year Note June Futures	130.500	05/22/2015	3	(1)	0

				$(2)	$(1)

Total Written Options				$(2)	$(1)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	371	$(39)	$14	$0
90-Day Eurodollar December Futures	Short	12/2016	15	(18)	2	0
90-Day Eurodollar June Futures	Short	06/2015	28	(9)	0	0
90-Day Eurodollar June Futures	Short	06/2016	142	(134)	9	0
90-Day Eurodollar March Futures	Short	03/2016	328	(240)	16	0
90-Day Eurodollar September Futures	Short	09/2015	72	(37)	2	0
90-Day Eurodollar September Futures	Short	09/2016	142	(152)	12	0
Euro-Bund 10-Year Bond June Futures	Long	06/2015	48	(92)	0	(120)
Put Options Strike @ EUR 157.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	73	(60)	0	(67)
U.S. Treasury 5-Year Note June Futures	Long	06/2015	554	778	0	(56)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	148	47	0	(21)
U.S. Treasury 30-Year Bond June Futures	Short	06/2015	30	133	9	0

Total Futures Contracts				$177	$64	$(264)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
								Asset	Liability
iTraxx Europe 23 5-Year Index	(1.000%	)	06/20/2020	EUR	20,900	$(474)	$8	$4	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.250%	09/18/2017	CAD	2,900	$0	$0	$0	$0
Receive	3-Month USD-LIBOR	2.750%	06/17/2025	$	13,100	(711)	(39)	17	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		5,000	(1,042)	(1,300)	17	0
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		100	(16)	(2)	0	0
Receive	6-Month EUR-EURIBOR	0.550%	01/17/2016	EUR	24,600	(90)	(90)	2	0
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024		3,400	(462)	(453)	58	0
Receive	6-Month EUR-EURIBOR	1.000%	12/17/2024		4,300	(156)	(162)	81	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		18,500	(49)	175	380	0
Pay	6-Month EUR-EURIBOR	1.250%	09/16/2045		300	17	7	0	(21)
Pay	6-Month EUR-EURIBOR	1.500%	03/16/2046		400	50	(30)	0	(29)
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	13,200	(76)	(36)	19	0
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		26,400	(263)	(2)	49	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		2,200	5	104	52	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		5,860	549	569	328	0
Pay	28-Day MXN-TIIE	4.310%	09/06/2016	MXN	70,000	7	19	1	0

						$(2,237)	$(1,240)	$1,004	$(50)

Total Swap Agreements						$(2,711)	$(1,232)	$1,008	$(50)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of April 30, 2015:

(g)	Securities with an aggregate market value of $371 and cash of $3,725 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets (1)				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$9	$64	$1,010	$1,083	$(1)	$(264)	$(50)	$(315)

(1)	Unsettled variation margin asset of $2 for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	85

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	05/2015		GBP	12,474	$		18,514	$ 0	$ (633)

BOA	05/2015		JPY	829,880			6,946	0	(5)
	05/2015		MXN	7,176			480	12	0
	05/2015		NZD	2,086			1,549	0	(42)
	05/2015	$		5,197		AUD	6,605	29	0
	05/2015			240		EUR	223	11	0
	05/2015			14,084		GBP	9,284	167	0
	05/2015			3,606		JPY	432,200	14	0
	06/2015		AUD	6,605	$		5,189	0	(30)
	06/2015		GBP	9,131			13,854	0	(159)
	06/2015		MXN	40,827			2,674	20	0

BPS	05/2015		BRL	273			91	0	0
	05/2015		EUR	47,233			50,846	0	(2,191)
	05/2015	$		91		BRL	273	0	(1)
	05/2015			3,904		MXN	60,268	24	0
	07/2015		MXN	60,268	$		3,886	0	(24)

BRC	05/2015			17,958			1,206	36	0
	07/2015	$		2,603		INR	165,153	0	(45)

CBK	05/2015		CAD	2,291	$		1,813	0	(86)
	05/2015		EUR	1,520			1,605	0	(101)
	05/2015		MXN	27,164			1,794	24	0
	05/2015	$		50,746		EUR	46,814	1,819	0
	06/2015		EUR	46,814	$		50,763	0	(1,821)

DUB	05/2015		MXN	1,052			70	1	0
	05/2015	$		9,782		EUR	8,986	309	0
	06/2015		EUR	8,986	$		9,785	0	(309)
	06/2015	$		508		MXN	7,771	0	(3)
	07/2015			1,600		BRL	4,341	0	(187)
	08/2015			209		DKK	1,370	0	(2)

FBF	05/2015		AUD	1,330	$		1,012	0	(41)
	05/2015		BRL	273			91	1	0
	05/2015		KRW	1,950,757			1,770	0	(50)
	05/2015		MXN	4,683			301	0	(4)
	05/2015	$		91		BRL	273	0	0

GLM	05/2015		AUD	2,773	$		2,103	0	(91)
	05/2015	$		110		EUR	100	2	0
	05/2015			2,091		INR	131,777	0	(22)
	06/2015			373			23,569	0	(6)

HUS	05/2015		AUD	2,502	$		1,927	0	(53)
	05/2015		MXN	27,228			1,781	13	(7)
	05/2015	$		3,320		MXN	50,526	25	(52)

JPM	05/2015			1,771		EUR	1,634	64	0
	05/2015			363		GBP	242	8	0
	05/2015			3,342		JPY	397,680	0	(12)
	05/2015			1,860		MXN	28,343	0	(13)
	06/2015		JPY	397,680	$		3,343	12	0
	06/2015	$		325		GBP	211	0	(2)
	07/2015		HUF	816,918	$		2,913	0	(101)
	07/2015		MXN	28,343			1,852	13	0
	07/2015		PLN	446			119	0	(5)

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SCX	05/2015		GBP	2,035	$		3,010	$ 0	$ (114)
	05/2015		MXN	10,547			719	31	0

UAG	05/2015		EUR	9,004			9,897	0	(213)
	05/2015		MXN	53,231			3,612	142	0
	05/2015	$		7,425		GBP	4,983	224	0
	06/2015			3,719		INR	236,379	0	(37)
	08/2015		DKK	39,735	$		6,058	63	0

WST	05/2015	$		658		MXN	9,901	0	(13)

Total Forward Foreign Currency Contracts								$ 3,064	$ (6,475)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590%	05/22/2015	$700	$3	$8

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.795%	05/29/2015	12,300	181	34

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.597%	05/22/2015	500	3	6

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	20,000	32	23
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	3,000	420	328

							$639	$399

Total Purchased Options							$639	$399

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015	EUR	7,100	$(11)	$(15)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$ 370	$(9)	$(47)

FBF	Put - OTC USD versus BRL		2.850	07/16/2015	552	(4)	(4)
	Call - OTC USD versus BRL		4.000	03/17/2016	700	(29)	(15)

						$(42)	$(66)

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	87

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$32,200	$(287)	$(17)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,500	(19)	(1)

DUB	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	1,800	(18)	(12)

JPM	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	6,500	(47)	(19)
	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	500	(4)	(1)
	Cap - OTC YOY CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	4,800	(54)	(59)

						$(429)	$(109)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.295%	05/29/2015	$	12,300	$(194)	$(50)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	3,600	(97)	(65)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	20,000	(12)	(7)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		20,000	(20)	(14)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		12,600	(420)	(327)

								$(743)	$(463)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC U.S. Treasury Notes 2.500% Due 02/01/2045	$	94.000	05/22/2015	$770	$(3)	$(9)

GSC	Put - OTC U.S. Treasury Notes 2.500% Due 02/01/2045		94.000	05/22/2015	550	(3)	(7)

						$(6)	$(16)

Total Written Options						$(1,231)	$(669)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED APRIL 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$77,570	EUR	25,700	$(586)
Sales	286	129,072		101,869	(1,720)
Closing Buys	0	(32,500)		(3,600)	349
Expirations	(206)	(52,500)		(85,619)	524
Exercised	(74)	(6,500)		(27,650)	200

Balance at End of Period	6	$115,142	EUR	10,700	$(1,233)

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at April 30, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.900%	)	06/20/2019	0.137%	$3,000	$0	$(99)	$0	$(99)

GST	RPM International, Inc.	(1.500%	)	03/20/2018	0.412%	1,000	0	(33)	0	(33)

							$0	$(132)	$0	$(132)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2015 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BPS	Italy Government International Bond	1.000%	03/20/2019	0.832%	$6,800	$(118)	$133	$15	$0

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%	400	(31)	21	0	(10)

HUS	Petrobras International Finance Co.	1.000%	09/20/2015	6.944%	700	(22)	18	0	(4)

						$(171)	$172	$15	$(14)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	89

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,200	$2	$18	$20	$0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		300	(1)	13	12	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		400	1	(47)	0	(46)

BPS	Pay	3-Month USD- CPURNSA Index	1.560%	11/05/2016	$	4,800	0	(64)	0	(64)

CBK	Pay	1-Month GBP-UKRPI	3.190%	04/15/2030	GBP	1,700	0	(64)	0	(64)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		400	(13)	19	6	0
	Receive	3-Month USD- CPURNSA Index	2.250%	07/15/2017	$	15,000	4	(740)	0	(736)

DUB	Receive	3-Month USD- CPURNSA Index	1.860%	11/05/2016		11,800	0	(253)	0	(253)
	Receive	3-Month USD- CPURNSA Index	2.360%	01/28/2017		8,200	0	(382)	0	(382)
	Pay	3-Month USD- CPURNSA Index	1.725%	03/04/2019		1,175	0	(2)	0	(2)
	Pay	3-Month USD- CPURNSA Index	1.510%	12/23/2019		14,000	0	27	27	0
	Receive	3-Month USD- CPURNSA Index	2.500%	07/15/2022		5,000	103	(534)	0	(431)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	100	2	0	2	0
	Pay	1-Month GBP-UKRPI	3.335%	04/15/2035		300	0	(14)	0	(14)
	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044		600	(4)	24	20	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		200	(6)	10	4	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		400	0	18	18	0

GLM	Pay	1-Month GBP-UKRPI	3.125%	12/10/2024		900	1	20	21	0
	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		2,360	0	(83)	0	(83)
	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035		400	0	(17)	0	(17)
	Pay	3-Month EUR-EXT- CPI Index	0.900%	11/15/2019	EUR	4,800	0	0	0	0
	Receive	3-Month USD- CPURNSA Index	1.730%	04/15/2016	$	19,400	(41)	(372)	0	(413)
	Receive	3-Month USD- CPURNSA Index	2.033%	04/15/2018		5,300	0	(183)	0	(183)

JPM	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	600	0	19	19	0

RYL	Receive	3-Month USD- CPURNSA Index	1.930%	10/31/2016	$	7,800	0	(183)	0	(183)
	Receive	3-Month USD- CPURNSA Index	2.250%	07/15/2017		4,100	14	(216)	0	(202)

UAG	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	500	0	(7)	0	(7)

							$62	$(2,993)	$149	$(3,080)

Total Swap Agreements							$(109)	$(2,953)	$164	$(3,226)

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of April 30, 2015:

(i)	Securities with an aggregate market value of $5,384 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
AZD	$0	$0	$0	$0	$(633)	$0	$0	$(633)	$(633)	$0	$(633)
BOA	253	8	32	293	(236)	(9)	(145)	(390)	(97)	0	(97)
BPS	24	0	15	39	(2,216)	0	(64)	(2,280)	(2,241)	1,874	(367)
BRC	36	0	0	36	(45)	0	0	(45)	(9)	0	(9)
CBK	1,843	0	6	1,849	(2,008)	(18)	(800)	(2,826)	(977)	859	(118)
DUB	310	34	27	371	(501)	(109)	(1,068)	(1,678)	(1,307)	1,321	14
FBF	1	0	44	45	(95)	(19)	(14)	(128)	(83)	0	(83)
GLM	2	6	21	29	(119)	(65)	(696)	(880)	(851)	942	91
GSC	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
GST	0	0	0	0	0	(15)	(43)	(58)	(58)	0	(58)
HUS	38	0	0	38	(112)	0	(4)	(116)	(78)	0	(78)
JPM	97	0	19	116	(133)	(79)	0	(212)	(96)	0	(96)
MYC	0	351	0	351	0	(348)	0	(348)	3	32	35
RYL	0	0	0	0	0	0	(385)	(385)	(385)	262	(123)
SCX	31	0	0	31	(114)	0	0	(114)	(83)	0	(83)
UAG	429	0	0	429	(250)	0	(7)	(257)	172	(354)	(182)
WST	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)

Total Over the Counter	$3,064	$399	$164	$3,627	$(6,475)	$(669)	$(3,226)	$(10,370)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	91

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	64	64
Swap Agreements	0	4	0	0	1,006	1,010

	$0	$4	$0	$0	$1,079	$1,083

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,064	$0	$3,064
Purchased Options	0	0	0	0	399	399
Swap Agreements	0	15	0	0	149	164

	$0	$15	$0	$3,064	$548	$3,627

	$0	$19	$0	$3,064	$1,627	$4,710

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	264	264
Swap Agreements	0	0	0	0	50	50

	$0	$0	$0	$0	$315	$315

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,475	$0	$6,475
Written Options	0	15	0	66	588	669
Swap Agreements	0	146	0	0	3,080	3,226

	$0	$161	$0	$6,541	$3,668	$10,370

	$0	$161	$0	$6,541	$3,983	$10,685

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended April 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(19)	$(19)
Written Options	23	0	0	0	99	122
Futures	22	0	0	0	294	316
Swap Agreements	0	290	0	0	(7,270)	(6,980)

	$45	$290	$0	$0	$(6,896)	$(6,561)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,058	$0	$13,058
Purchased Options	0	0	0	(7)	(128)	(135)
Written Options	0	125	0	120	(183)	62
Swap Agreements	0	99	0	0	(1,798)	(1,699)

	$0	$224	$0	$13,171	$(2,109)	$11,286

	$45	$514	$0	$13,171	$(9,005)	$4,725

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Written Options	0	0	0	0	1	1
Futures	0	0	0	0	(448)	(448)
Swap Agreements	0	(49)	0	0	2,819	2,770

	$0	$(49)	$0	$0	$2,374	$2,325

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,774)	$0	$(5,774)
Purchased Options	0	0	0	2	(240)	(238)
Written Options	0	(45)	0	(28)	205	132
Swap Agreements	0	(391)	0	0	791	400

	$0	$(436)	$0	$(5,800)	$756	$(5,480)

	$0	$(485)	$0	$(5,800)	$3,130	$(3,155)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$20,027	$0	$20,027
Industrials	0	5,593	0	5,593
Utilities	0	1,171	0	1,171
U.S. Government Agencies	0	9,418	0	9,418
U.S. Treasury Obligations	0	163,386	0	163,386
Mortgage-Backed Securities	0	7,942	0	7,942
Asset-Backed Securities	0	7,566	0	7,566
Sovereign Issues	0	59,538	0	59,538

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	93

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

(Unaudited)

April 30, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Short-Term Instruments
Repurchase Agreements	$0	$265	$0	$265
U.S. Treasury Bills	0	1,962	0	1,962

Total Investments	$0	$276,868	$0	$276,868

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	64	1,017	0	1,081
Over the counter	0	3,627	0	3,627
	$64	$4,644	$0	$4,708

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(264)	(51)	0	(315)
Over the counter	0	(10,370)	0	(10,370)
	$(264)	$(10,421)	$0	$(10,685)

Totals	$(200)	$271,091	$0	$270,891

There were no significant transfers between Levels 1, 2, or 3 during the period ended April 30, 2015.

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series TE

(Unaudited)

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

MUNICIPAL BONDS & NOTES 95.2%

ARIZONA 5.5%
Arizona State University Revenue Bonds, Series 2012
5.000% due 07/01/2025	$175	$205
Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2009
4.250% due 10/01/2019	1,000	1,128
Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2014
5.000% due 10/01/2026	1,250	1,527
Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2010
5.000% due 07/01/2028	1,000	1,129
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2030	1,000	1,154

		5,143

ARKANSAS 0.3%
University of Arkansas Revenue Bonds, Series 2012
5.000% due 05/01/2026	260	306

CALIFORNIA 11.1%
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,230
Bay Area Water Supply & Conservation Agency, California Revenue Bonds, Series 2013
5.000% due 10/01/2026	1,000	1,188
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 08/15/2022	500	569
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,179
Contra Costa Transportation Authority, California Revenue Bonds, Series 2012
5.000% due 03/01/2025	500	583
East Bay Municipal Utility District Water System, California Revenue Notes, Series 2012
5.000% due 06/01/2022	400	487
Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2042	250	276
Los Angeles Department of Airports, California Revenue Bonds, Series 2012
5.000% due 05/15/2029	500	582
Los Angeles, California General Obligation Bonds, Series 2011
5.000% due 09/01/2022	730	877

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sacramento Municipal Utility District, California Revenue Bonds, Series 2015
5.000% due 07/01/2026 (a)	$1,800	$2,193
San Francisco Bay Area Rapid Transit District, California Revenue Bonds, Series 2010
5.000% due 07/01/2024	200	235

		10,399

COLORADO 3.2%
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,360
Denver, Colorado City & County School District No. 1 General Obligation Bonds, Series 2012
5.000% due 12/01/2026	500	595

		2,955

CONNECTICUT 1.2%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	1,000	1,156

FLORIDA 4.8%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,300	1,433
Florida Municipal Power Agency Revenue Bonds, Series 2012
5.000% due 10/01/2026	1,800	2,109
Florida State General Obligation Bonds, Series 2012
5.000% due 07/01/2025	250	300
Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	645

		4,487

GEORGIA 1.2%
Atlanta, Georgia Department of Aviation Revenue Bonds, Series 2012
5.000% due 01/01/2042	1,000	1,102

GUAM 0.9%
Guam Government Waterworks Authority Revenue Bonds, Series 2014
5.000% due 07/01/2025	770	881

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	95

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KANSAS 2.4%
Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	$2,000	$2,222

MASSACHUSETTS 3.3%
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2030	615	714
Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2028	2,000	2,336

		3,050

MISSOURI 1.0%
Metropolitan St. Louis Sewer District, Missouri Revenue Bonds, Series 2012
5.000% due 05/01/2023	750	899

NEBRASKA 0.3%
Omaha Public Power District, Nebraska Revenue Bonds, Series 2012
5.000% due 02/01/2025	200	236

NEW JERSEY 4.9%
New Jersey Economic Development Authority Revenue Bonds, Series 2013
5.000% due 03/01/2024	1,000	1,097
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	1,000	1,132
New Jersey State Turnpike Authority Revenue Bonds, Series 2013
5.000% due 01/01/2031	1,300	1,456
New Jersey State Turnpike Authority Revenue Notes, Series 2012
5.000% due 01/01/2021	175	205
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.500% due 06/15/2041	210	227
South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2026	400	448

		4,565

NEW YORK 11.7%
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2027	165	189
5.000% due 11/15/2028	1,340	1,568

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2015
5.000% due 02/01/2034	$1,000	$1,148
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2013
5.000% due 08/01/2024	200	239
5.000% due 08/01/2025	365	433
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2027	170	197
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	1,725	2,054
Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2020	1,130	1,255
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	300	357
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,000	2,383
5.000% due 11/15/2029	1,000	1,144

		10,967

NORTH CAROLINA 6.3%
North Carolina Turnpike Authority Revenue Bonds, Series 2011
5.000% due 07/01/2024	1,000	1,177
Raleigh, North Carolina Combined Enterprise System Revenue Bonds, Series 2013
5.000% due 03/01/2024	1,250	1,514
Town of Cary, North Carolina Combined Utility Systems Revenue Bonds, Series 2013
5.000% due 12/01/2024	1,000	1,217
University of North Carolina at Greensboro Revenue Notes, Series 2014
5.000% due 04/01/2024	1,660	2,003

		5,911

OHIO 11.5%
Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2024	900	1,060
Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2026	4,000	4,649
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	4,000	4,233

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ohio Higher Educational Facility Commission Revenue Notes, Series 2012
5.000% due 12/01/2021	$450	$536
Ohio State Revenue Bonds, Series 2012
5.000% due 12/15/2024	250	296

		10,774

OKLAHOMA 0.4%
Oklahoma Water Resources Board Revenue Bonds, Series 2011
5.000% due 04/01/2022	300	357

OREGON 1.3%
Oregon State General Obligation Bonds, Series 2015
5.000% due 08/01/2029	1,000	1,198

PENNSYLVANIA 2.5%
Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	1,000	1,142
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.000% due 12/01/2020	1,000	1,153

		2,295

TENNESSEE 0.3%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	200	236

TEXAS 10.4%
Dallas, Texas General Obligation Bonds, Series 2012
5.000% due 02/15/2023	300	358
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2027	500	578
Harris County, Texas General Obligation Bonds, Series 1997
5.125% due 08/15/2024	1,580	1,928
Harris County, Texas General Obligation Bonds, Series 2012
5.000% due 08/15/2026	250	298
La Joya Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2027	200	234
Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2033	750	829

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Texas Tollway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2028	$175	$197
San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	250	292
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,000	1,175
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	3,000	3,717
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	100	113

		9,719

UTAH 1.2%
Intermountain Power Agency, Utah Revenue Bonds, Series 2013
5.000% due 07/01/2023	1,000	1,113

VIRGINIA 6.4%
Loudoun County, Virginia General Obligation Bonds, Series 2013
5.000% due 12/01/2027	2,315	2,763
Virginia College Building Authority Revenue Bonds, Series 2012
5.000% due 02/01/2025	560	657
Virginia Public Building Authority Revenue Bonds, Series 2013
5.000% due 08/01/2025	1,000	1,201
Virginia Public School Authority Revenue Notes, Series 2013
5.000% due 08/01/2021	1,000	1,196
Virginia Resources Authority Revenue Bonds, Series 2012
5.000% due 11/01/2026	175	208

		6,025

WASHINGTON 1.8%
Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2012
5.000% due 02/01/2024	1,250	1,486
Washington State General Obligation Bonds, Series 2008
5.000% due 01/01/2028	200	222

		1,708

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	97

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.3%
WPPI Energy, Wisconsin Revenue Bonds, Series 2013
5.000% due 07/01/2025	$1,000	$1,187

Total Municipal Bonds & Notes (Cost $86,000)		88,891

SHORT-TERM INSTRUMENTS 4.2%

U.S. TREASURY BILLS 4.2%
0.025% due 06/04/2015 - 10/08/2015 (b)	3,900	3,900

Total Short-Term Instruments (Cost $3,900)		3,900

Total Investments in Securities (Cost $89,900)		92,791

Total Investments 99.4% (Cost $89,900)		$92,791

Financial Derivative Instruments (c) 0.1% (Cost or Premiums, net $0)		54

Other Assets and Liabilities, net 0.5%		539

Net Assets 100.0%		$93,384

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	Short	06/2015	93	$130	$26	$0

Total Futures Contracts				$130	$26	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$8,000	$(1,763)	$(2,156)	$28	$0

Total Swap Agreements					$(1,763)	$(2,156)	$28	$0

(Unaudited)

April 30, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of April 30, 2015:

(d)	Cash of $1,135 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$26	$28	$54	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	0	0	0	28	28

	$0	$0	$0	$0	$54	$54

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended April 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,100)	$(1,100)
Swap Agreements	0	0	0	0	(131)	(131)

	$0	$0	$0	$0	$(1,231)	$(1,231)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$423	$423
Swap Agreements	0	0	0	0	(920)	(920)

	$0	$0	$0	$0	$(497)	$(497)

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	99

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

(Unaudited)

April 30, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$5,143	$0	$5,143
Arkansas	0	306	0	306
California	0	10,399	0	10,399
Colorado	0	2,955	0	2,955
Connecticut	0	1,156	0	1,156
Florida	0	4,487	0	4,487
Georgia	0	1,102	0	1,102
Guam	0	881	0	881
Kansas	0	2,222	0	2,222
Massachusetts	0	3,050	0	3,050
Missouri	0	899	0	899
Nebraska	0	236	0	236
New Jersey	0	4,565	0	4,565
New York	0	10,967	0	10,967
North Carolina	0	5,911	0	5,911
Ohio	0	10,774	0	10,774
Oklahoma	0	357	0	357
Oregon	0	1,198	0	1,198
Pennsylvania	0	2,295	0	2,295
Tennessee	0	236	0	236
Texas	0	9,719	0	9,719
Utah	0	1,113	0	1,113
Virginia	0	6,025	0	6,025
Washington	0	1,708	0	1,708
Wisconsin	0	1,187	0	1,187
Short-Term Instruments
U.S. Treasury Bills	0	3,900	0	3,900

Total Investments	$0	$92,791	$0	$92,791

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$26	$28	$0	$54

Totals	$26	$92,819	$0	$92,845

There were no significant transfers between Levels 1, 2, or 3 during the period ended April 30, 2015.

100	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

April 30, 2015

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). FISH Series C, FISH Series M and FISH Series R are classified and managed as diversified portfolios and FISH Series TE and FISH Series LD are classified and managed as non-diversified portfolios. Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Portfolios’ investment manager.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and

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Notes to Financial Statements (Cont.)

sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see “Financial Derivative Instruments”). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Dividends and Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends are declared daily and paid monthly, generally on the last business day of the month. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year. A Portfolio may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Portfolio’s net asset value. A Portfolio’s income and gain-generating strategies, including certain derivatives strategies, may generate current income for monthly distributions even in situations when the Portfolio has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Portfolio’s portfolio of investments, including derivatives. Consequently, shareholders may receive distributions and owe tax at a time when their investment in a Portfolio has declined in value, which tax may be at ordinary income rates. Also, the tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Portfolio pursuant to derivatives potentially could affect the amount, timing or character of Portfolio distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

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Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolios have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Portfolios’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor

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Notes to Financial Statements (Cont.)

the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold or settled.

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(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

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Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts, commodity options and options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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April 30, 2015

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio or Portfolios. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under

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bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Portfolio originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by the Portfolio and its shareholders. A Portfolio may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of April 30, 2015, the Portfolios had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Portfolios may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and

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Notes to Financial Statements (Cont.)

other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which typically is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral

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default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at April 30, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Portfolios may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Portfolios may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Portfolio to purchase or sell these securities

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for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Portfolios may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks). A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

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(c) Sale-Buybacks  Certain Portfolios may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolios may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  Certain Portfolios may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing

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an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Portfolios may enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. Generally, a futures contact provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value is recorded by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Portfolios may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an

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asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Portfolios may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Portfolios may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Portfolios may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Portfolios may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Portfolios may write or purchase foreign currency options. Purchasing foreign currency options gives a Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Portfolios may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Portfolios may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future

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intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

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If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). Credit default swaps on corporate, sovereign, or U.S. municipal issues may be used to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. If a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market

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risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolios may be subject to, please see the Important Information About the Portfolios.

Market Risks  A Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by Portfolio management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If a Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

Foreign (non U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

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Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio seeks to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a Portfolio has unsettled or open transactions will default. PIMCO, as investment adviser, seeks to minimize counterparty risks to the Portfolios through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. A Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve

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legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular counterparty organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivatives transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures

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Notes to Financial Statements (Cont.)

broker do not have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  The Trust entered into an Investment Advisory Contract with the Manager (the “Advisory Contract”) pursuant to which the Manager serves as the investment adviser to each Portfolio. The Manager does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios, and unaffiliated with PIMCO or AGIFM. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  The Trust also entered into a Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), pursuant to which PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with

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the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust).

(c) Distribution Fee  The Trust entered into a Distribution Contract with Pacific Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares. The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

(d) Expense Limitation Agreement  The Manager has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means expenses incurred by the Portfolio, including organizational and offering expenses and fees and expenses of the Trust’s Independent Trustees, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Manager serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract.

9. RELATED PARTY TRANSACTIONS

The Manager, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended April 30, 2015, the Portfolios below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Portfolio Name	Purchases	Sales
Fixed Income SHares - Series C	$146,465	$142,120
Fixed Income SHares - Series LD	1,302	0
Fixed Income SHares - Series M	0	257,007

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under each Portfolio’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended April 30, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
Fixed Income SHares - Series C	$77,426	$0	$393,422	$969,944
Fixed Income SHares - Series LD	85,691	85,728	11,967	1,379
Fixed Income SHares - Series M	5,990,346	5,741,288	451,566	1,089,458
Fixed Income SHares - Series R	96,935	138,071	50,793	30,839
Fixed Income SHares - Series TE	0	0	5,076	3,622

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. As of April 30, 2015, one shareholder who is a related party of the Portfolio (the “Related Party Shareholder”) owned 10% or more of FISH: Series LD’s outstanding shares. The Related Party Shareholder held a total of 14% of FISH Series LD’s outstanding shares as of the end of the reporting period. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Manager.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

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14. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Portfolios’ tax positions for all open tax years. As of April 30, 2015, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. tax returns. While the statute of limitations remains open to examine the Portfolios’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of October 31, 2014, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
Series C	$—	$—
Series LD	—	—
Series M	—	—
Series R	—	6,372
Series TE	516	735

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of April 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Portfolio Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
Fixed Income Shares - Series C	$1,805,856	$69,329	$(33,836)	$35,493
Fixed Income Shares - Series LD	23,975	162	(62)	100
Fixed Income Shares - Series M	2,617,356	92,807	(41,923)	50,884
Fixed Income Shares - Series R	285,030	4,665	(12,827)	(8,162)
Fixed Income Shares - Series TE	89,900	3,126	(235)	2,891

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

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Notes to Financial Statements (Cont.)

(Unaudited)

April 30, 2015

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

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Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	NOM	Nomura Securities International Inc.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RDR	RBC Dain Rausher, Inc.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	RYL	Royal Bank of Scotland Group PLC
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, New York
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CFR	Credit Suisse Securities (Europe) Ltd.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	WST	Westpac Banking Corp.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	HUF	Hungarian Forint	NZD	New Zealand Dollar
CAD	Canadian Dollar	ILS	Israeli Shekel	PLN	Polish Zloty
CHF	Swiss Franc	INR	Indian Rupee	USD (or $)	United States Dollar
DKK	Danish Krone	JPY	Japanese Yen
EUR	Euro	KRW	South Korean Won

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	UKRPI	United Kingdom Retail Price Index

Municipal Bond or Agency Abbreviations:
PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	RMBS	Residential Mortgage-Backed Security
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD	To Be Determined
BBR	Bank Bill Rate	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	NCUA	National Credit Union Administration	YOY	Year-Over-Year
CDO	Collateralized Debt Obligation

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General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Service

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Managed Accounts Trust. PIMCO FISH Series C, PIMCO FISH Series LD, PIMCO FISH Series M, PIMCO FISH Series R and PIMCO FISH Series TE.

FISH4001SAR_043015

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President

Date:	June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President

Date:	June 26, 2015

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer

Date:	June 26, 2015